                                                           EXHIBIT 10(a)



                               PURCHASE AGREEMENT

                                 NO. P.A.-0372

                                    BETWEEN


                                BOMBARDIER INC.


                                      AND


                       ATLANTIC SOUTHEAST AIRLINES, INC.


                          Relating to the Purchase of
                   Thirty (30) Canadair Regional Jet aircraft


                  Including related Customer Support Services





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                               TABLE OF CONTENTS
                               -----------------

ARTICLE
-------
                 1       INTERPRETATION
                 2       SUBJECT MATTER OF SALE
                 3       CUSTOMER SUPPORT SERVICES AND WARRANTY
                 4       PRICE
                 5       PAYMENT
                 6       DELIVERY PROGRAM
                 7       BUYER INFORMATION
                 8       CERTIFICATION FOR EXPORT
                 9       ACCEPTANCE PROCEDURE
                10       TITLE AND RISK
                11       CHANGES
                12       BUYER'S REPRESENTATIVES AT MANUFACTURE SITE
                13       EXCUSABLE DELAY
                14       NON-EXCUSABLE DELAY
                15       LOSS OR DAMAGE
                16       TERMINATION
                17       NOTICES
                18       INDEMNITY AGAINST PATENT [*]
                19       LIMITATION OF LIABILITY
                20       ASSIGNMENT
                21       SUCCESSORS
                22       APPLICABLE LAWS
                23       CONFIDENTIAL NATURE OF AGREEMENT
                24       AGREEMENT

APPENDIX
--------
                I        ECONOMIC ADJUSTMENT FORMULA
                II       DELIVERY SCHEDULE
                III      SPECIFICATION
                IV       BUYER SELECTED OPTIONAL FEATURES





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
EXHIBIT
-------
                I        CERTIFICATE OF ACCEPTANCE
                II       BILL OF SALE
                III      CERTIFICATE OF RECEIPT OF AIRCRAFT
                IV       CHANGE ORDER

ANNEX A                  CUSTOMER SUPPORT SERVICES
ANNEX B                  WARRANTY AND SERVICE LIFE POLICY

LETTER AGREEMENTS

  LA 0372-01
  LA 0372-02
  LA 0372-03
  LA 0372-04
  LA 0372-05
  LA 0372-06
  LA 0372-07
  LA 0372-08
  LA 0372-09
  LA 0372-10
  LA 0372-11
  LA 0372-12
  LA 0372-13
  LA 0372-14
  LA 0372-15
  LA 0372-16
  LA 0372-17
  LA 0372-18



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This Agreement is made on the 17th day of April 1997.

BY AND BETWEEN:     BOMBARDIER INC., ("Bombardier") a Canadian corporation
                    through its Bombardier Regional Aircraft Division having an office at 123 Garratt Boulevard, Downsview, Ontario, Canada.

AND: ATLANTIC SOUTHEAST AIRLINES, INC., ("Buyer") a Georgia corporation having an office at 100 Hartsfield Centre Parkway, Suite 800, Atlanta, Georgia, U.S.A.

WHEREAS Bombardier is engaged in the manufacture of the Canadair Regional Jet aircraft products and provides marketing, sales and customer support services for the Canadair Regional Jet aircraft and related products;

WHEREAS Buyer desires to purchase thirty (30) Aircraft (as later defined) and related data, documents, and services under this Agreement (as later defined), and Bombardier desires to arrange for the sale of such Aircraft, data, documents and services to Buyer,

NOW THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Bombardier agree as follows:






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         ARTICLE 1. INTERPRETATION

1.1 The recitals above have been inserted for convenience only and do not form part of this Agreement (as defined hereafter).

1.2 The headings in this Agreement are included for convenience only and shall not be used in the construction and interpretation of this Agreement.

1.3 In this Agreement, unless otherwise expressly provided or the context otherwise requires, the singular includes the plural and vice-versa.

1.4 In this Agreement the following expressions shall, unless otherwise expressly provided, mean:

         "Acceptance Period" shall have the meaning attributed to it in Article 9.3;

         "Acceptance Date" shall have the meaning attributed to it in Article
         9.7 (a);

         "Agreement" means this Purchase Agreement P.A.-0372, including all Exhibits, Annexes, Appendices and Letter Agreements attached hereto (each of which is incorporated in this Purchase Agreement P.A.-0372 by this reference), as they may be amended pursuant to the provisions of this Purchase Agreement P.A.-0372;

         "Aircraft" shall have the meaning attributed to it in Article 2.1;

         "Aircraft Purchase Price" shall have the meaning attributed to it in
         Article 4.2;

         "Base Price" shall have the meaning attributed to it in Article 4.1;

         "Bill of Sale" shall have the meaning attributed to it in Article 9.7
         (c);

         "[*                  ]" shall have the meaning attributed to it in
         Article 13.2;

         "Buyer Furnished Equipment" or "BFE" shall have the meaning attributed to it in Article 7.2;

         "[*                  ]" shall have the meaning attributed to it in
         Article 8.5;



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         "Buyer Selected Optional Features" shall have the meaning attributed to it in Article 2.1;

         "Competitor of Bombardier" shall be any person who, directly, or indirectly through its affiliates, has substantial operations related to the design, development, manufacture and marketing of aerospace products;

         "Delivery Date" shall have the meaning attributed to it in Article 9.7
         (c);

         "Economic Adjustment Formula" shall have the meaning attributed to it in Article 4.2;

         "Excusable Delay" shall have the meaning attributed to it in Article 13.1;

         "FAA" shall mean the Federal Aviation Administration of the United States including any Governmental agency of the United States succeeding to the authority and jurisdiction of the Federal Aviation Administration;

         "Non-Excusable Delay" shall have the meaning attributed to it in
         Article 14.1;

         "Notice" shall have the meaning attributed to it in Article 17.1;

         "Other Patents" shall have the meaning attributed to it in Article
         18.1;

         "Original Scheduled Delivery Date" shall mean the earlier of (i) the last business day of the month containing the applicable Scheduled Delivery Date of an Aircraft or (ii) the Readiness Date (which shall be within the month of the applicable Schedule Delivery Date) established pursuant to Article 9.1 for such Aircraft;

         "Permitted Change" shall have the meaning attributed to it in Article 11.2;

         "Prime Rate" shall be the U.S. prime rate designated as such and charged by The Chase Manhattan Bank from time to time;

         "Readiness Date" shall have the meaning attributed to it in Article
         9.1;

         "Regulatory Change" shall have the meaning attributed to it in Article 8.4;

         "Scheduled Delivery Dates" shall have the meaning attributed to it in
         Article 6.1;




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         "Specification" shall have the meaning attributed to it in Article
         2.1;

         "Successor in Interest" shall mean any entity succeeding in interest to a party hereto as a result of a merger, stock sale, recapitalization, reorganization, consolidation, or sale of all or substantially all of the assets of said party;

         "Taxes" shall have the meaning attributed to it in Article 4.3; and

         "TC" shall have the meaning attributed to it in Article 8.1.

1.5      All dollar amounts in this Agreement are in United States Dollars.

1.6 All capitalized terms not expressly defined under this Article 1 and used elsewhere in this Agreement shall have the meanings ascribed to such capitalized terms elsewhere herein.




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         ARTICLE 2 - SUBJECT MATTER OF SALE

2.1 Subject to the provisions of this Agreement, Bombardier will sell and Buyer will purchase thirty (30) Canadair Regional Jet aircraft model CL-600-2B19 aircraft manufactured pursuant to specification no. RAD-601R-145 issue NC dated February 14, 1997, attached hereto as Appendix III, as that specification may be modified from time to time in accordance with this Agreement (the "Specification"), reflecting the incorporation of the Buyer selected optional features ("Buyer Selected Optional Features") set forth in Appendix IV hereto (collectively the "Aircraft").









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         ARTICLE  3 - CUSTOMER SUPPORT SERVICES AND WARRANTY

3.1 Bombardier shall provide to Buyer the customer support services pursuant to the provisions of Annex A attached hereto.

3.2 Bombardier shall provide to Buyer the warranty and the service life policy described in Annex B attached hereto.

3.3 Except as expressly stated in Annex A or Annex B, the services referred to in 3.1 and 3.2 above are incidental to the sale of the Aircraft and are included in the Aircraft Purchase Price.






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                  ARTICLE 4  -  PRICE

4.1               (a)      The base price for each of the Aircraft (excluding
                           the Buyer Selected Optional Features) is based on
                           Bombardier   delivering the Aircraft to Buyer at
                           Bombardier's facilities in Dorval, Quebec and is [*

                                                                            ]
                  expressed in [*       ] dollars.

                  (b)      The base price of the Buyer Selected Optional
                           Features is [*

                                             ] United States Dollars [*     ]

                  U.S.) expressed in [*            ] dollars.

         The Aircraft base price shall be the base price for the Aircraft as stated in paragraph (a), plus the base price of the Buyer Selected Optional Features as stated in paragraph (b) ("Base Price").

4.2      The price of the Aircraft shall be the Base Price adjusted for changes
         made pursuant to Article 11.1, if any, and [*                       ],
         if any, and further adjusted to reflect economic fluctuations during
         the period from [*         ] to the Delivery Date (or such other date
         expressly provided herein) of each Aircraft except to the extent all or any portion of such adjustment is not applicable as expressly provided elsewhere herein ("Aircraft Purchase Price"). Such adjustments shall be calculated in accordance with the economic adjustment formula attached as Appendix I ("Economic Adjustment Formula").

4.3 The Aircraft Purchase Price does not include any taxes, fees or duties including, but not limited to, sales, use, value added (including the Canadian Goods and Services Tax), personal property, gross receipts, franchise, excise taxes, assessments or duties ("Taxes") which are or may be imposed by law upon Bombardier, any affiliate of Bombardier, Buyer or the Aircraft whether or not there is an obligation for Bombardier to collect same from Buyer, by any taxing authority or jurisdiction occasioned by, relating to or as a result of the execution of this Agreement or the sale, lease, delivery, storage, use or other consumption of any Aircraft, BFE or any other matter, good or service provided under or in connection with this Agreement.

4.4 Upon Bombardier's request, Buyer shall execute and deliver to Bombardier any documents that Bombardier deems necessary or desirable in connection with any exemption from or





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

         reduction of or the contestation of or the defense against any imposition of Taxes, provided that, such execution and delivery of said documents does not prejudice Buyer's rights. Upon Buyer's request, Bombardier shall execute and deliver to Buyer any documents that Buyer deems necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defense against any imposition of Taxes, provided that, such execution and delivery of said documents does not prejudice Bombardier's rights.






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         ARTICLE 5 PAYMENT

5.1      Intentionally left blank.

5.2 Buyer shall make payment or cause payment to be made for each Aircraft as follows:

            a.       [*  ] of the Estimated [*         ] Price [*
                                ] upon execution of this Agreement;

            b.       [*  ] of the Estimated [*         ] Price [*     ] months
                      prior to its Scheduled Delivery Date;

            c.       [*   ] of the Estimated [*        ] Price [*     ] months
                     prior to its Scheduled Delivery Date;

            d.       [*   ] of the Estimated [*        ] Price [*     ] months
                     prior to  its Scheduled Delivery Date;

            e.       [*   ] of the Estimated [*        ] Price [*     ] months
                     prior to its Scheduled Delivery Date; and

            f.       the balance of the [*      ] Price on delivery.

        [*






                         ].

         Bombardier shall provide Buyer, coincident with the ten (10) day notice establishing the Readiness Date referred to in Article 9.1 below, written notice of the amount due under Article 5.2f with respect to each Aircraft which notice shall contain evidence of the appropriate calculations supporting such amount.





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5.3      Should Buyer fail to make any of the aforementioned payments on or before the stipulated date and [*
                                                 ], this Agreement shall
         automatically terminate and Bombardier shall have no further obligation to Buyer with respect to undelivered Aircraft, including the obligation to proceed further with the manufacture of the Aircraft on behalf of Buyer or the sale and/or delivery of the Aircraft to Buyer [*
                           ]. Bombardier shall have the option (but not the obligation) of waiving such termination should Buyer make arrangements satisfactory to Bombardier for such payment and all future payments within ten (10) calendar days of termination.

5.4 Buyer shall pay Bombardier simple daily interest on late payments, from the date that any payment becomes due up to and including the day prior to receipt of payment, at a rate of two percent (2 %) per annum over the Prime Rate, calculated and compounded annually. Bombardier's right to receive such interest is in addition to any other right or remedy (other than the right or remedy to be paid interest) Bombardier has at law as a result of Buyer's failure to make payments when due.

5.5 Buyer shall make all payments due from Buyer to Bombardier under this Agreement in immediately available funds by deposit on or before the due date to Bombardier's account in the following manner:

         (a)   Transfer to:             National Bank of Canada
                                        New York, N.Y. 10101 USA
                                        Fed. ABA 026005487

         (b)   For credit to:           National Bank of Canada
                                        UID 014897
                                        600 de la Gauchetiere St. West
                                        Montreal, Quebec, H3B 4L3
                                        Transit No. 1504-1

         (c)   For further credit to:   Bombardier Inc.
                                        Canadair Division
                                        Account No.: [*       ]





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5.6      All other amounts due, as agreed to by the parties, with respect to each Aircraft shall be paid on or prior to the Delivery Date of the respective Aircraft.

5.7 All payments provided for under this Agreement shall be made so as to be received in immediately available funds on or before the dates stipulated herein.

5.8 Bombardier shall remain the exclusive owner of the Aircraft, free and clear of all rights, liens, charges or encumbrances created by or through Buyer, until such time as all payments referred to in this
         Article 5 have been made.

5.9 Any payment or refund that might be due from Bombardier to Buyer under this Agreement shall be made in immediately available funds by deposit on or before the due date to Buyer's account in the following manner:

         Bank Name:               Wachovia Bank of Georgia
         For credit of:           Atlantic Southeast Airlines, Inc.
         Account No.:             [*           ]
         ABA #                    061000010





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         ARTICLE 6  -  DELIVERY PROGRAM

6.1 The Aircraft shall be offered for inspection and acceptance to Buyer at Bombardier's facility in Dorval, Quebec during the months set forth in Appendix II attached hereto as same may be modified from time to time by Change Order(s) (the "Scheduled Delivery Dates").














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         ARTICLE 7  -  BUYER INFORMATION

7.1 During the manufacture of the Aircraft, Buyer shall provide to Bombardier on or before the date reasonably required by Bombardier, all information as Bombardier may reasonably request to manufacture the Aircraft including, without limitation, the selection of furnishings, internal and external colour schemes.

         Buyer has provided Bombardier with an external paint scheme and internal colours agreed on by the parties.

7.2 Buyer shall notify Bombardier in writing of the Buyer Furnished Equipment ("BFE") (if any) that Buyer wishes to have incorporated into each Aircraft. Buyer shall also provide details of:

         a.       weights and dimensions of the BFE;
         b. test equipment or special tools required to incorporate the BFE;
         c.       any other information Bombardier may reasonably require; and
         d. the proper storage, fitment, servicing, maintenance, operation and availability of test equipment or special tools needed for the BFE.

         Within sixty (60) calendar days thereafter, Bombardier shall advise Buyer of its acceptance or rejection of the BFE, of the dates by which each item of BFE is required by Bombardier and of the first succeeding Aircraft delivery in which the BFE can be incorporated. If required, the parties hereto shall execute a Change Order in accordance with this Article to cover those BFE items accepted by Bombardier pursuant to Article 7.2.

7.3 The BFE accepted by Bombardier pursuant to Article 7.2 shall be incorporated in the manufacturing process of the Aircraft subject to the following conditions:

         a. The BFE must be received F.O.B. Bombardier's plant or such other place as Bombardier may designate, no later than the date agreed upon between Buyer and Bombardier, free and clear of any taxes, duties, licenses, charges, liens or other similar claims;

         b.       The BFE shall meet:

                  1)       the standards of quality of Bombardier, and







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                  2)       the requirements of the applicable airworthiness
                  certification agency;
         c. The BFE shall be delivered to Bombardier in good condition and ready for immediate incorporation into the Aircraft. Bombardier shall, upon receipt, inspect the BFE as to quality and apparent defects and inform Buyer of any discrepancies and any required corrective actions to be taken;

         d. Bombardier shall only be responsible for the fitment and testing of the BFE in the Aircraft (with the exception of any BFE that may be installed by Buyer on the Aircraft after delivery of same to Buyer which shall remain the responsibility of Buyer) using reasonable care and good manufacturing practices, in accordance with Buyer's written detailed description of the dimensions and weight of such BFE.

7.4 If at any time between receipt of the BFE by Bombardier and the Delivery Date for any Aircraft in which such BFE is to be incorporated, it is mutually agreed that an item of BFE supplied does not meet the standards and requirements of Article 7.3 or its fitment, integration and testing in the Aircraft or Aircraft systems create delays in the manufacturing or certification process, then such BFE shall be removed and replaced by other BFE or by Bombardier's equipment unless Buyer requests delivery of the Aircraft without inclusion of such BFE. Any costs associated with the removal, refitment, replacement, testing and/or certification of the BFE and the price of the equipment provided in substitution for any BFE by Bombardier, if applicable, shall be borne by Buyer.

7.5 In the event that delivery of an Aircraft in which BFE is to be incorporated is delayed due to any delay caused by Buyer's failure to:

         a. deliver, or have the applicable BFE delivered by the date required;
         b.       ensure satisfactory operation of the applicable BFE;
         c.       furnish or obtain applicable BFE data;
         d. perform any adjusting, calibrating, retesting or updating of applicable BFE;
         e. furnish or obtain any approvals in compliance with the provisions of this Article; or
         f.       comply with the conditions of Article 7.1 and/or 7.3;

         Bombardier agrees to discuss with Buyer and, where appropriate, agree with Buyer on the steps to be taken to minimize, cure, eliminate or work around the delay, but any delay incurred shall be the responsibility of Buyer and Buyer shall pay to Bombardier any costs and expenses reasonably incurred by Bombardier due to such delay.





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7.6      Title to the BFE shall remain at all times with Buyer and risk of loss of the BFE shall remain at all times with Buyer, except for damages to the BFE caused by Bombardier's negligence or misconduct.

7.7 If this Agreement is terminated in whole or in part in accordance with the provisions of this Agreement, Bombardier may elect to, by written notice to Buyer, either:

         a. purchase the BFE ordered by Buyer and/or received by Bombardier at the invoice price paid by Buyer; or

         b. return the BFE to Buyer FOB Bombardier's plant, or such other place to which the BFE was delivered pursuant to Article 7.3
                  a. above.






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                  ARTICLE 8  -  CERTIFICATION FOR EXPORT

8.1 Bombardier has obtained from Transport Canada ("TC"), a TC Type Approval (Transport Category) and from the FAA an FAA Type Certificate for the type of aircraft purchased under this Agreement.

8.2 Bombardier shall provide to Buyer a TC Certificate of Airworthiness (Transport Category) for export, on or before the Delivery Date of each Aircraft, which will bear a statement of compliance with the type certificate which will make such Aircraft immediately eligible for the issuance of and enable Buyer to obtain an FAA Certificate of Airworthiness for such Aircraft.

8.3 Bombardier shall not be obligated to obtain any certificates or approvals as part of this Agreement other than those specified in 8.1 and 8.2 above or in any other provision of this Agreement expressly providing that Bombardier provide a certificate or approval. The obtaining of any import license or authority required to import or operate the Aircraft into any country outside of Canada shall be the responsibility of Buyer. Bombardier shall, to the extent permitted by law, and with Buyer's assistance, seek the issuance of a Canadian export license to enable Buyer to export the Aircraft from Canada subject to prevailing export control regulations in effect on the Delivery Date.

8.4 If any addition to, or change to, or modification to, or testing of, an Aircraft is required or will be required by the passage of time by any change in law or governmental regulation or requirement (including without limitation an airworthiness directive) or interpretation thereof by any governmental agency having jurisdiction, including, without limitation, the FAA, in order to meet the requirements of
         Article 8.2 and occurring before, on or after the date hereof but prior to delivery of an Aircraft (a "Regulatory Change"), unless
         otherwise provided by this Agreement, [*                        ]
         to the affected Aircraft on or prior to the deadline for accomplishing such Regulatory Change provided that in discharging its obligations hereunder [*


                ].

8.5      A Regulatory Change shall be made by Bombardier [*                  ]
         unless such Regulatory Change is a [*                     ].
         As used herein, a [* ] shall mean any [*                          ]
         which either (a) is imposed by the [*                     ] or any





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         governmental division [*                                          ]
         and applicable to all aircraft in general or to all aircraft of the
         same category as the Aircraft or (b) is imposed by the [*     ]or any
         governmental division of the [*                ] and is particular [*
                           ]. [*        ] shall be responsible for Bombardier's
         reasonable price for making such [*                ] to an Aircraft.

8.6 Bombardier shall issue a Change Order (as hereinafter defined), reflecting any Regulatory Change required to be made under this
         Article 8, which shall set forth in detail the particular changes to be made and the effect, if any, of such changes on design, performance, weight, balance, time of delivery, and, for
         [*                   ], on the [*     ] and [*              ]. Any
         Change Orders issued pursuant to this Article shall be effective and binding from the date of Bombardier's transmittal of such Change Order. Although Buyer's consent to said Change Order is not required, Bombardier agrees to consult with Buyer regarding the change proposed by Bombardier to implement such Regulatory Change.

8.7 If the use of any of the certificates identified in this Article 8 are discontinued during the performance of this Agreement, reference to such discontinued certificate shall be deemed a reference to any other certificate or instrument which corresponds to such certificate or, if there should not be any such other certificate or instrument, then Bombardier shall be deemed to have obtained such discontinued certificate(s) upon demonstrating that the Aircraft complies with the Specification.

8.8 Reference to a regulatory authority shall include any succeeding department or agency then responsible for the duties of said regulatory authority.






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                    ARTICLE 9  -  ACCEPTANCE PROCEDURE

9.1 Bombardier shall give Buyer at least sixty (60) days advance notice of the projected two weeks during which each Aircraft may be ready for inspection and delivery.

         Bombardier shall give Buyer at least thirty (30) days advance notice of the projected date of readiness of each Aircraft for inspection and delivery.

         Bombardier shall give Buyer at least ten (10) working days advance notice of the date on which an Aircraft will be ready for Buyer's inspection, flight test and acceptance (the "Readiness Date").

9.2 Within two (2) days following receipt by Buyer of the notice of Readiness Date, Buyer shall:

                  (a) provide notice to Bombardier as to the source and method
                  of payment of the balance of the [*                       ];

         (b) identify to Bombardier the names of Buyer's representatives who will participate in the inspection, flight test and acceptance; and

                  (c) provide evidence of the authority of the designated persons to execute the Certificate of Acceptance and other delivery documents on behalf of Buyer.

9.3 Buyer shall have three (3) consecutive working days commencing on the Readiness Date in which to complete the inspection and flight test (such three (3) working day period being the "Acceptance Period").

9.4 Up to four (4) representatives of Buyer may participate in Buyer's ground inspection of the Aircraft and two (2) representatives of Buyer may participate in the flight tests, provided that, at least one of such representatives, duly and properly endorsed, shall be entitled to sit in the cockpit of the Aircraft during such flight test. Bombardier shall, if requested by Buyer, perform an acceptance flight of not less than one (1) and not more than three (3) hours duration. Ground inspection and flight tests shall be conducted in accordance with those acceptance procedures to be mutually agreed upon by the parties and, except for Buyer's representatives travel and living expenses, at Bombardier's expense. Such acceptance procedures to be agreed upon no later than 30 days prior to the Scheduled Delivery Date of the first Aircraft. At all times during ground inspection and flight test, Bombardier shall retain control over the Aircraft. The agreed acceptance testing procedures shall be sufficient to






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         reasonably demonstrate the Aircraft's compliance with the
         Specifications and, subject to the following sentence, the
         [*                                             ]. Buyer shall be
         entitled to require on ten (10) days prior written notice to
         Bombardier, [*                                          ] on (a) [*
                    ] Aircraft delivered hereunder, (b) [*          ] delivered
         hereunder, and (c) on any Aircraft to be delivered hereunder [*
                               ]. Bombardier shall, in connection with and for purposes of Buyer's participation in such ground inspection and flight test, cause [*


                                       ].

9.5 If no Aircraft defect or discrepancy is revealed during the ground inspection or flight test, Buyer shall accept the Aircraft on or before the last day of the Acceptance Period in accordance with the provisions of Article 9.7.

9.6 If any material defect or discrepancy in the Aircraft is revealed by Buyer's ground inspection or flight test, the defect or discrepancy will promptly be corrected by Bombardier, at no cost to Buyer, which correction may occur during or after the Acceptance Period depending on the nature of the defect or discrepancy and of the time required for correction provided, that, Bombardier will use its good faith efforts to correct any such defect or discrepancy on or before expiration of the Acceptance Period and allowing sufficient time before such expiration to permit the conduct of additional test flights. To the extent necessary to verify such correction, Bombardier shall perform one (1) or more further acceptance flights. Should such correction cause the delivery of the Aircraft to be postponed to the succeeding month, the [*
                                                    ].

9.7 Upon completion of the ground inspection and acceptance flight of the Aircraft and correction of any defects or discrepancies:

         (a) Buyer will sign a Certificate of Acceptance (in the form of Exhibit I hereto) for the Aircraft. Execution of the Certificate of Acceptance by or on behalf of Buyer shall be evidence of Buyer having examined the Aircraft and found it in accordance with the provisions of this Agreement. The date of signature of the Certificate of Acceptance shall be the "Acceptance Date";




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         (b)      Bombardier will supply a TC Certificate of Airworthiness for
                  Export and all other documentation or other evidence required under Article 8.2 of this Agreement;

         (c)      Buyer shall pay Bombardier the balance of the [*             ]
                  and any other amounts agreed by the parties that are due, at which time Bombardier shall issue an FAA bill of sale and a full warranty bill of sale (in the form of Exhibit II hereto) passing to Buyer good title to the Aircraft free and clear of all liens, claims, charges and encumbrances except for those liens, charges or encumbrances created by or claimed through Buyer (collectively the "Bill of Sale"). The date on which Bombardier delivers the Bill of Sale and Buyer takes delivery of the Aircraft shall be the "Delivery Date"; and

         (d) Unless waived by Buyer, Bombardier shall supply a legal opinion opining on due authorization, execution and delivery of the Warranty Bill of Sale and that the Warranty Bill of Sale is legal, valid and a binding obligation of Bombardier, in accordance with its terms. The legal opinion shall be in a form to be mutually satisfactory and agreed upon by the parties within ten (10) days after the execution and delivery of this Agreement and may be provided in whole or in part by, or in reliance on an opinion issued by a duly admitted lawyer employed by the legal department of Bombardier.

         Delivery of the Aircraft shall be evidenced by the execution and delivery of the Bill of Sale and of the Certificate of Receipt of Aircraft (in the form of Exhibit III hereto).

9.8      Provided that Bombardier has met all of its obligations under this
         Article 9, should Buyer not accept, pay for and take delivery of any
         of the Aircraft within [*         ] calendar days after the end of the
         Acceptance Period of such Aircraft, Buyer shall be deemed to be in default of the terms of this Agreement.

9.9      Provided that Bombardier has met all of its obligations under this
         Article 9, should Buyer not accept, pay for and/or take delivery of
         any one of the Aircraft within [*        ] calendar days following
         the end of the Acceptance Period, the present Agreement shall automatically terminate or, at Bombardier's option; terminate solely with respect to such Aircraft. Bombardier shall however, have the option (but not the obligation) of waiving such termination should Buyer, within ten (10) calendar days following such termination, make arrangements satisfactory to Bombardier to accept delivery and provide payment for all amounts owing or to become due pursuant to this Agreement.






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9.10     Each Aircraft subject to delivery hereunder shall be full of fuel and oil at the time of such delivery and shall have no more (unless
         otherwise mutually agreed) than [*         ] of operational time on the
         Aircraft or any component thereof, unless necessary to comply with a Regulatory Change or any other change requested by Buyer. Bombardier will not demonstrate an Aircraft allocated to Buyer without Buyer's prior written consent.







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         ARTICLE 10  -  TITLE AND RISK

10.1 Title to the Aircraft and risk of loss of or damage to the Aircraft passes to Buyer upon Buyer's execution of the Certificate of Receipt for the Aircraft and when Bombardier delivers the Bill of Sale to Buyer on the Delivery Date.

10.2 If, after transfer of title on the Delivery Date, the Aircraft remains in or is returned to the care, custody or control of Bombardier, Buyer shall retain risk of loss of, or damage to the Aircraft and for itself and on behalf of its insurer(s) hereby waives and renounces to, and releases Bombardier and any of Bombardier's affiliates from any claim, whether direct, indirect or by way of subrogation, for damages to or loss of the Aircraft arising out of, or related to, or by reason of such care, custody or control provided, that [*
                                                                            ].







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         ARTICLE 11  -  CHANGES

11.1 Except for a Permitted Change as described in Article 11.2 or a Regulatory Change as described in Article 8.4, which Regulatory Change requires the issuance of a Change Order that need not be mutually agreed by the parties, any change to this Agreement (including without limitation the Specification) or any features or BFE, if any, changing the Aircraft from that described in the Specification attached hereto, requested by Buyer, and as may be mutually agreed upon by the parties hereto, shall be made using a change order ("Change Order") substantially in the format of Exhibit IV hereto. Should Buyer request a change, Bombardier shall advise Buyer, to the extent reasonably practical prior to issuance to Buyer of any Change Order covering such requested change, of the effect, if any, of such change request on:

         (a)      the Scheduled Delivery Date;
         (b)      the price and payment terms applicable to such Change Order;
                  and
         (c) any other material provisions of this Agreement which will be affected by such Change Order.

         Such Change Order shall become effective and binding on the parties hereto when signed by a duly authorized representative of each party.

11.2 Bombardier, prior to the Delivery Date and without a Change Order or Buyer's consent, may:

         (a) substitute the kind, type or source of any material, part, accessory or equipment with any other material, part, accessory or equipment of like, equivalent or better kind or type; or
         (b) make such change or modification to the Specification as it deems appropriate to:
                  1) improve the Aircraft, its maintainability or appearance, or
                  2)       to prevent delays in manufacture or delivery, or
                  3) to meet the requirements of Articles 2 and 8, other than for a Regulatory Change to which other provisions of this Agreement apply,

         provided that such substitution, change or modification shall not affect the Aircraft Purchase Price or materially affect the
         [*                              ], the Scheduled Delivery Date,
         interchangeability or replaceability of Spare Parts (as defined in Annex A hereto) or performance characteristics of the Aircraft. Any change made in accordance with





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                  the provisions of this Article 11.2 shall be deemed to be a
                  "Permitted Change" and the cost thereof shall be borne by Bombardier, Bombardier shall provide notice to Buyer of any Permitted Change if the same is determined by Bombardier in its reasonable judgment to be material in nature.






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                  ARTICLE 12  -  BUYER'S REPRESENTATIVES AT MANUFACTURE SITE

12.1 From time to time, commencing with the date of this Agreement and ending with the Delivery Date of the last Aircraft purchased hereunder, Bombardier shall furnish, without charge, office space at Bombardier's facility for one (1) representative of Buyer. Buyer shall be responsible for all expenses of its representative and shall notify Bombardier by facsimile at least fifteen (15) calendar days prior to the first scheduled visit of such representative and three (3) days for each subsequent visit.

12.2 Bombardier's and Bombardier's affiliates facilities shall be accessible to Buyer's representative during normal working hours. Buyer's representative shall have the right to periodically observe the work at Bombardier's or Bombardier's affiliates' facilities where the work is being carried out provided there shall be no disruption in the performance of the work.

12.3 Bombardier shall advise Buyer's representative of Bombardier's or Bombardier's affiliates' rules and regulations applicable at the facilities being visited and Buyer's representative shall conform to such rules and regulations.

12.4 At any time prior to delivery of the Aircraft, Buyer's representative may request, in writing, correction of parts or materials which they reasonably believe are not in accordance with the Specification. Bombardier shall provide a written response to any such request. Communication between Buyer's representative and Bombardier shall be solely through Bombardier's Contract Department or its designee.







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                  ARTICLE 13  -  EXCUSABLE DELAY

13.1 Notwithstanding any other provision to the contrary contained herein, in the event of a delay on the part of Bombardier in the performance of its obligations or responsibilities under the provisions of this Agreement due directly or indirectly to an Excusable Delay (as hereinafter defined), Bombardier shall not be liable for, nor be deemed to be in default under this Agreement on account of such delay in the delivery of the Aircraft or the performance of other obligations or responsibilities hereunder and the time fixed or required for the performance by either party of any obligation or responsibility in this Agreement shall be extended for a period equal to the period during which said Excusable Delay or the effect thereof persists. For purposes of this Agreement "Excusable Delay" shall mean an event or occurrence which is not within the commercially reasonable control of Bombardier or not caused by the negligent acts or omissions of Bombardier and impedes Bombardier's ability to timely perform its obligations or responsibilities under this Agreement (taking into account other commercially reasonable and practicable suppliers or resources available to Bombardier). Excusable Delay shall include, but not be limited to: an act of God, war, state of war, civil war, warlike operations, act of the enemy, armed aggression, insurrection, civil commotion, riot, embargo, epidemic, quarantine, flood, earthquake, lightning, windstorm or other condition or action of nature, fire, explosion or other catastrophic or serious accident, strikes, lock-out, walk-out, or other labour troubles causing cessation, slow-down or interruption of work, lack or shortage or delay in delivery of supplies, materials, accessories, equipment, tools or parts, provided another reasonable and practicable source or measure to avoid such were not available to Bombardier, delay or failures of carriers, subcontractors or suppliers provided the same are ordered in a timely manner, an act of government, legislation, act, order, directive or regulation of duly constituted authority having jurisdiction or a Regulatory Change (unless issued solely as a result of a defect in the Aircraft), or delay in obtaining any airworthiness approval or certificate by reason of any agreed change made by Bombardier which cannot, after application of each party's commercially reasonable efforts, be complied with within the time performance envisaged under this Agreement. Promptly upon Bombardier's awareness of the occurrence of any event which, in Bombardier's reasonable estimation will or is likely to cause an Excusable Delay, Bombardier shall notify Buyer of same and the expected delay duration if known. The occurrence of an event constituting an Excusable Delay shall continue as such only for so long as the cause or the effects thereof persist and Bombardier shall promptly recommence the performance of its affected obligations upon cessation of the cause and effects giving rise to Excusable Delay. Bombardier shall at all times during the existence of an Excusable Delay, dedicate its






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



         commercially reasonable efforts to mitigate the impact of same upon Bombardier's obligations or responsibilities.

13.2     [*








                                                                        ].

13.3(a)  If Bombardier concludes, based on its appraisal of the facts and normal scheduling procedures, that due to Excusable Delay delivery of
         any Aircraft will be delayed for more than [*     ] after the Scheduled
         Delivery Date or any revised date agreed to in writing by the parties, Bombardier shall promptly notify Buyer in writing [*



         ].

    (b)  If, due to Excusable Delay, delivery of any Aircraft is delayed for
         more than [*                  ] after the Scheduled Delivery Date, [*


                                           ].

    (c)  If Buyer concludes, based on its appraisal of the facts that a [*
                        ] will delay delivery of any Aircraft for more than
         [*             ] after its Scheduled Delivery Date, Buyer shall
         promptly notify Bombardier in writing. [*



                                                         ].

    (d)  [*








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                                                 ].  In the event of a mutually
                agreed amendment to the Delivery Schedule contained in Appendix II hereto, the parties agree to review the [*
                                               ] mentioned above.
                In the event that [*
                                                       ] agrees to dedicate its
                commercially reasonable efforts to mitigate the impact of the
                Excusable Delay giving rise to [*                            ]
                with the objective of either recommencing delivery of the Aircraft affected by such Excusable Delay to Buyer or [*
                                 ] provided, that as a condition to [*
                                        ], this Agreement
                shall be amended in such manner as is mutually acceptable to [*
                                             ].

(e)      In the event of an Excusable Delay or [*                      ], unless
         otherwise agreed, Buyer shall not be obligated to take delivery of more than two (2) Aircraft in any month.

13.4     [*                               ] shall discharge all obligations and
         liabilities of Buyer and Bombardier hereunder with respect to [*
                                  ], except that Bombardier shall on or before
         five (5) business days after [*                  ] for such terminated
         Aircraft [*
                                     ].

13.5     [*

                                     ].

13.6     If, as a result of an Excusable Delay or [*            ], delivery
         of an Aircraft will be delayed to a date beyond the Scheduled Delivery Date or any revised date previously agreed to in writing by the
         parties, [*                                       ] shall be
         adjusted accordingly.  Upon expiration of such

         [*                    ] shall be made while delivery is delayed for
         Excusable Delay or [*                       ].





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                  ARTICLE 14  -  NON-EXCUSABLE DELAY

14.1     [*






                                    ].

14.2 Buyer will not have the right to refuse to take delivery of any Aircraft because of a Non-Excusable Delay unless and until the [*
                                        ].  If Bombardier has not offered an
         Aircraft for inspection and acceptance [*                   ]. Buyer
         agrees to deliver a written notice to Bombardier at least fifteen
         (15) days prior to the [*                           ]; which notice
         may be delivered prior to the expiration of the [*                  ]
         in which case such notice shall not become effective earlier than
         the [*                                               ]. If, Bombardier
         offers such Aircraft for inspection and acceptance prior to the effective date of such notice, Buyer may not refuse to take delivery
         of such Aircraft because of [*                            ].

14.3     If as a result of a Non-Excusable Delay, Bombardier shall fail [*

                            ], then in the event Bombardier shall additionally fail, as a result of a Non-Excusable Delay, to [*




                                        ].

14.4 If as a result of a Non-Excusable Delay, delivery of the Aircraft is delayed to a date, beyond the Original Scheduled Delivery Date, [*






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                                                ] as of the Original Scheduled

         Delivery Date.

14.5 In the event of a Non-Excusable Delay, unless otherwise agreed, Buyer shall not be obligated to take delivery of more than two (2) Aircraft in any month.

14.6     [*



                                            ].








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         ARTICLE 15  -  LOSS OR DAMAGE

15.1 In the event that prior to the Original Scheduled Delivery Date for any Aircraft, such Aircraft (the "Destroyed Aircraft") is lost, destroyed, or damaged beyond repair due to any cause or reason (the "Destruction Event"), Bombardier shall promptly notify Buyer in writing (a "Destruction Notice") of such Destruction Event.

15.2 This Agreement shall automatically terminate as to such Destroyed Aircraft unless Buyer gives Bombardier written notice (the "Buyer's Replacement Notice"), within forty-five (45) days of Buyer's receipt of the Destruction Notice that Buyer desires a replacement for such Destroyed Aircraft. If Buyer gives Bombardier a Buyer's Replacement Notice, Bombardier shall use commercially reasonable efforts to provide Buyer with the next available aircraft as a replacement hereunder, subject to Bombardier's other written commitments and production lead times. If Buyer gives Buyer's Replacement Notice to Bombardier and Buyer and Bombardier agree on a Scheduled Delivery Date for the replacement aircraft, [*

                                                         ], except the parties
         shall execute a Change Order to this Agreement which shall set forth the Scheduled Delivery Date for such replacement aircraft. Nothing contained herein shall obligate Bombardier to manufacture and deliver such replacement aircraft if it would require the reactivation or acceleration of its production line for the model of aircraft purchased hereunder. [*

                                                                      ].

15.3 If the Destruction Event would be treated as an Excusable Delay event under Article 13.1, then the Change Order with regard to the replacement aircraft shall provide that the [*

                                                                     ]
         shall be adjusted accordingly.  Upon expiration of such [*
                ], if the replacement aircraft shall not have been delivered during such period, [*

                                     ] shall be made pending the delivery
         of the replacement aircraft.

15.4 If the Destruction Event would not be treated as an Excusable Delay event under Article 13.1, then the Change Order with regard to the replacement aircraft shall provide that [*








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                                             ].

15.5 If the Destruction Event would be treated as an Excusable Delay event under Article 13.1, then upon termination of this Agreement with respect to the Destroyed Aircraft in accordance with Article 15.2 all obligations and liabilities of Buyer and Bombardier hereunder with respect to the Destroyed Aircraft and all related undelivered items and services shall be discharged, [*

                                             ].

15.6 If the Destruction Event would not be treated as an Excusable Delay event under Article 13.1, then upon termination of this Agreement with respect to the Destroyed Aircraft in accordance with Article 15.2, [*

                                                         ].







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                  ARTICLE 16  -  TERMINATION

16.1 This Agreement may be terminated, in whole or in part, with respect to any or all of the Aircraft before the Delivery Date by Bombardier or Buyer by written notice of termination to the other party upon the occurrence of any of the following events:

         (a) such other party makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts or that it generally does not pay its debts as they become due; or

         (b) a receiver or trustee is appointed for a party or for substantially all of such party's assets and, if appointed without such party's consent, such appointment is not discharged or stayed within sixty (60) calendar days thereafter; or

         (c) proceedings or action under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against a party, and, if contested by such party, are not dismissed or stayed within sixty (60) calendar days thereafter; or

         (d) any material writ of attachment and execution or any similar process is issued or levied against a party or any significant part of its property and is not released, stayed, bonded or vacated within sixty (60) calendar days after its issue or levy.

16.2 In addition, this Agreement may be terminated, in whole or in part, before the Delivery Date with respect to any or all undelivered Aircraft

         (a)      as otherwise provided in this Agreement, or

         (b) by Bombardier, if Buyer is in default or breach of any material term or condition of this Agreement and Buyer does not cure such default or breach within forty-five (45) calendar days after receipt of notice from Bombardier specifying such default or breach, or

         (c) by Buyer, if Bombardier is in default or breach of any material term or condition of this Agreement and such breach remains uncured for a period of forty-five (45) calendar days following receipt of a notice from Buyer specifying the nature of default or breach.






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16.3     In case of termination of this Agreement by [*

                         ]:

         (a) all rights (including property rights), if any, which Buyer or its permitted assign may have or may have had in or to this Agreement with respect to and in any or all of the applicable undelivered Aircraft shall become null and void with immediate effect; and

         (b) Bombardier may sell, lease or otherwise dispose of such Aircraft to another party free of any claim by Buyer.

16.4     In addition in the case of a termination by [*

                                                                 ]:

         (a)      [*









                                                             ].

         (b)      [*









                                            ]. Bombardier acknowledges and
                  agrees that should Bombardier fail to perform those obligations required of Bombardier under this Article, irreparable loss and damage will be suffered by Buyer for which no adequate






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                  remedy at law may exist and as a result, Buyer shall be
                  entitled to pursue any and all equitable or other remedies necessary or appropriate to enforce and ensure Bombardier's performance of its obligations hereunder such equitable remedies to specifically include, without limitation, seeking any temporary or permanent injunction or other court order requiring specific performance of or fulfillment by, Bombardier of its obligations under this Article. In the event Buyer institutes any such equitable or other legal proceeding requiring Bombardier to perform its obligations under this Article, Bombardier hereby unconditionally and irrevocably waives (i) any requirement that Buyer submit proof of the economic value of any interest sought to be protected under such proceeding, (ii) any requirement that the Buyer post any bond or other security in connection with such proceeding, or (iii) any defense or objection or assertion that such proceeding may not be properly maintained (but preserving to Bombardier all other rights and defenses).

         (c)      [*                                      ] which exceeds the
                  finally adjudicated or mutually agreed damages [*           ]
                  be returned [*

                                                    ].

         (d)      Nothing in this Article 16.4 shall affect [*               ],
                  in accordance with the applicable provisions of this Agreement to retain and apply advance payments made by Buyer relating to any Aircraft [*
                                                        ].

16.5     In the case of a termination by [*

                                                  ] with respect to undelivered

         Aircraft as to which the termination is applicable shall be [*

                                ] of the effective date of termination.

16.6 Notwithstanding termination of this Agreement for any reason whatsoever [*

                                                              ].

16.7 Notwithstanding termination of this Agreement and except as otherwise specifically and expressly provided to the contrary under this Agreement, [*







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                                   ].

16.8     Except as expressly provided [*                                    ],
         upon termination of this Agreement, Bombardier shall, within
         [*                              ] after such termination,
         [*
                                                 ].

16.9 In the event this Agreement is terminated for any reason, the Letter Agreements attached hereto shall become null and void unless otherwise expressly provided in any said respective Letter Agreement.









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         ARTICLE 17  -  NOTICES

17.1 Any notice, request, approval, permission, consent or other communication ("Notice"), to be given or required under this Agreement shall be provided in writing, by registered mail, facsimile, courier, or other electronic communication, subject to Article 17.2 and 17.3 below and provided that no notice shall be sent by mail if disruption of postal service exists or is threatened either in the country of origin or of destination, by the party giving the Notice and shall be addressed as follows:

         (a)      Notice to Bombardier shall be addressed to:

                                    Bombardier Inc.
                                    Bombardier Regional Aircraft Division
                                    123 Garratt Boulevard
                                    Downsview, Ontario
                                    Canada
                                    M3K 1Y5

                                    Attention:  Director Contracts
                                    Facsimile:  (416) 375-4533

         (b)      Notice to Buyer shall be addressed to:

                                    Atlantic Southeast Airlines, Inc.
                                    100 Hartsfield Centre Pkwy., Suite 800
                                    Atlanta, Georgia
                                    U.S.A., 30354-1356

                                    Attention:  Mr. George Pickett
                                    Facsimile:  404-209-1829

17.2 Subject to Article 17.3, Notice given in accordance with Article 17.1 shall be deemed sufficiently given to and received by the addressees:

         (a) if delivered by hand, on the day when the same shall have been so delivered; or








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         (b)      if mailed or sent by courier on the day indicated on the
                  corresponding acknowledgment of receipt; or

         (c) if sent by facsimile and an acknowledgment of receipt is provided by the addressee, either by dating and initialing the respective facsimile transmission and returning same to the originator, or otherwise. An acknowledgment of receipt shall not constitute the agreement of the addressee as to the content of the Notice but rather shall be conclusive only as to the receipt thereof.

17.3 Notwithstanding the foregoing, any Notice which communicates an alleged breach or default hereunder by any party hereto or exercises or waives any right of termination hereunder shall only be given by personal delivery, registered mail or courier.







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                   ARTICLE 18  -  INDEMNITY AGAINST PATENT [*
                                                ]

18.1 In the case of any actual or alleged infringement of any Canadian or United States patent or, subject to the conditions and exceptions set forth below, any patent issued under the laws of any other country in which Buyer from time to time may lawfully operate the Aircraft ("Other Patents"), by the Aircraft, or by any system, accessory, equipment or part installed in such Aircraft at the time title to such Aircraft passes to Buyer, Bombardier shall indemnify, protect and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs resulting from the infringement, excluding any incidental or consequential damages (which include without limitation loss of revenue or loss of profit) and Bombardier shall, at its option and expense:

         (a) procure for Buyer the right under such patent to use such system, accessory, equipment or part; or

         (b) replace such system, accessory, equipment or part with one of the similar nature and quality that is non-infringing; or

         (c) modify such system, accessory, equipment or part to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

         Bombardier's obligation hereunder shall extend to Other Patents only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

         (a) such other country and the country in which the Aircraft is permanently registered have ratified and adhered to and are at the time of the actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 and are fully entitled to all benefits of Article 27 thereof; and

         (b) such other country and the country of registration shall each have been a party to the International Convention for the Protection of Industrial Property (Paris Convention) or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have








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                                                         Bombardier SS
                  ratified, adhered to and are contracting parties to either of the forgoing conventions.

18.2     [*






                                                                ]:

         (a)      [*

                                                             ]

         (b)      [*

                                                             ]

         (c)      [*

                                                             ].

18.3 The foregoing indemnities in 18.1 and 18.2 do not apply (i) to BFE, or to avionics, engines or any system, accessory, equipment or part that was not manufactured to Bombardier's detailed design or to any system, accessory, equipment or part manufactured by a third party to Bombardier's detailed design without Bombardier's authorization, [*

                                              ].

18.4 Buyer's remedies and Bombardier's obligations and liabilities under this Article are conditional upon (i) Buyer giving Bombardier written Notice within ten (10) days after Buyer receives notice of a suit or action against Buyer alleging infringement or within twenty (20) days after Buyer receives any other written claim of infringement (ii) Buyer uses reasonable efforts in cooperation with Bombardier to reduce or mitigate any such expenses, damages, costs or royalties involved any costs or expenses incurred by Buyer in so doing being subject to







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                                                         Bombardier SS
indemnification by Bombardier hereunder, and (iii) Buyer furnishes promptly to Bombardier all data, papers and records in its possession or control necessary or useful to resist and defend against such claim or suit. Bombardier may at its option conduct negotiations with any party claiming infringement and may intervene in any suit or action. Bombardier shall be entitled at any stage of the proceedings to assume or control the defense provided, that Bombardier shall not in the course of such defense undertake any action or omission which prejudices Buyer's rights or interest without Buyer's prior written consent which consent shall not be unreasonably withheld. Solely in the event that Bombardier assumes control of any defense hereunder, Buyer's remedy and Bombardier's obligation and liability are further conditional upon Bombardier's prior approval of Buyer's payment or assumption of any liabilities, expenses, damages, royalties or costs for which Bombardier may be held liable or responsible.










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                                                         Bombardier SS

                  ARTICLE 19  -  LIMITATION OF LIABILITY AND INDEMNIFICATION

         19.1     [*

















                                                                    ].

         19.2     [*










45



                                                         Initials

                                                         Buyer      RVS    DDS
                                                         Bombardier SS

                                                    ].

         19.3     [*











                                                                       ].




         19.4     [*






                                                                       ].






46


                                                         Initials

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                                                         Bombardier SS

         19.5     [*












                                                                       ].

         19.6     [*













                                                                        ].






         19.7     [*







47


                                                         Initials

                                                         Buyer      RVS    DDS
                                                         Bombardier SS

                                                              ].

         19.8     [*












                                                                  ].


         19.9     [*













48


                                                         Initials

                                                         Buyer      RVS    DDS
                                                         Bombardier SS

                                                                ].


         19.10    [*








49



                                                         Initials

                                                         Buyer      RVS    DDS
                                                         Bombardier SS

                               ].



       19.11    [*








50



                                                         Initials

                                                         Buyer      RVS    DDS
                                                         Bombardier SS

                                        ].

         19.12    [*









51


                                                         Initials

                                                         Buyer      RVS    DDS
                                                         Bombardier SS

                                                                     ].

                  [*

























52



                                                         Initials

                                                         Buyer      RVS    DDS
                                                         Bombardier SS

                                                  ].

         19.13    [*









53


                                                         Initials

                                                         Buyer      RVS    DDS
                                                         Bombardier SS

                                                                  ].

         19.14    [*

                                                   ].










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                                                         Bombardier SS

         ARTICLE 20  -  ASSIGNMENT

20.1 Either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder to a wholly owned subsidiary or affiliate or to a Successor in Interest provided (i) that there is no increase to the liability and/or responsibility of the non-assigning party and (ii) that the assigning party remains jointly and severally liable with any assignee for the performance of its obligation under this Agreement and (iii) in the case of a Successor in Interest that such Successor in Interest shall have shareholders' equity at least equal to that of the assignor on the date of execution of this Agreement after giving effect to any such succession (provided that there shall be no shareholder's equity requirement imposed after delivery of the last Aircraft and provided further, that the application of such minimum shareholders' equity requirement to the Incremental Aircraft (as defined in Letter Agreement No. 0372-01) shall be reviewed at the time of exercise of the right to purchase same.

20.2 Except as provided in Article 20.1 or 20.5, neither Buyer nor Bombardier shall assign, sell, transfer or dispose of (in whole or in part) any of its rights or obligations hereunder without the other parties prior written consent, such consent not to be unreasonably withheld. In the event of such assignment, sale, transfer or disposition Buyer or Bombardier as applicable shall remain jointly and severally liable with any assignee for the performance of all and any of the assigning party's obligations under this Agreement. In the event of an assignment by Buyer, Bombardier reserves the right as a condition of its consent to amend one or more of the terms and conditions of this Agreement.

20.3 Notwithstanding Article 20.2 above, Buyer may assign, after transfer of title to any one or more of the Aircraft, its rights under this Agreement to a third party purchaser of any one or more of the Aircraft, provided said third party acknowledges in writing to be bound by the applicable terms and conditions of this Agreement, including but not limited to the provisions and limitations as detailed Annex A, Customer Support Services, Annex B, Warranty and Service Life Policy and of the provisions and limitations in Limitation of Liability as defined in Article 19 hereof and Indemnity
         Against Patent [*               ] as defined in Article 18 hereof and
         any other on-going obligations of Buyer, which shall apply to it to the same extent as if said third party was Buyer hereunder, provided however, that there is no increase to the liability and/or responsibility of Bombardier.

20.4 Subject to Buyer's rights, defenses and claims herein, Bombardier may only assign its rights to receive money hereunder without the prior consent of Buyer provided that such third-party







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                                                         Bombardier SS
         assignee shall acknowledge in writing that it shall be bound by the applicable terms and conditions of this Agreement.

20.5 Notwithstanding the other provisions of this Article 20, Bombardier shall, at Buyer's cost and expense, if so requested in writing by Buyer, take any action reasonably required for the purpose of causing any of the Aircraft to be subjected (i) to, upon or after the Delivery Date, an equipment trust, conditional sale or lien, or (ii) to another arrangement for the financing of the Aircraft by Buyer, providing, however, there shall be no increase to the liability and/or responsibility of Bombardier arising through such financing. Bombardier hereby agrees that should Buyer's requested action be limited to the consent to assignment of all or part of this Agreement in accordance with the provisions of this Article 20, Bombardier shall do so, if appropriate, at its own cost and expense.









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                                                         Bombardier SS

         ARTICLE 21  -  SUCCESSORS

21.1 This Agreement shall inure to the benefit of and be binding upon each of Bombardier and Buyer and their respective successors and permitted assigns [*


                                                      ].











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                                                         Bombardier SS

         ARTICLE 22  -  APPLICABLE LAWS

22.1 THIS AGREEMENT SHALL BE SUBJECT TO AND CONSTRUED IN ACCORDANCE WITH AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND SPECIFICALLY EXCLUDING, TO THE FULLEST EXTENT PERMITTED BY LAW, CHOICE OF LAW RULES TO THE EXTENT THAT SUCH RULES WOULD RESULT IN THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE PARTIES HAVE AGREED THAT THE APPLICATION OF THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS IS HEREBY EXCLUDED.

22.2 Each of Buyer and Bombardier agrees that any legal action or proceeding with respect to this Agreement shall be brought exclusively in the Federal Courts of the United States of America for the Southern District Courts of New York or in the Supreme Court of the State of New York in the County of New York and by the execution and delivery of this Agreement irrevocably consents and submits to the jurisdiction of each of the aforesaid court in personam with respect to any such action or proceeding and irrevocably waive any objection either party may have as to venue of any such suit, action or procedure brought in such court or that such court is an inconvenient forum. Notwithstanding the foregoing, nothing in this paragraph shall affect the right of any party hereto or their successors or assigns to bring any action or proceeding against the other party hereto or their property in the courts of other jurisdictions as may be permitted by applicable law (a) in order to enforce any final nonappealable judgment obtained in any such New York court or (b) if both such New York federal and state courts refuse to accept jurisdiction over such legal action or proceeding. Both parties agree that service of any and all legal process, summons, notices and other documents out of any such courts may be made by delivering a copy thereof to such party in the manner specified in Article 17.3 and to the address specified in
         Article 17.1.

22.3 Bombardier's obligations under this Agreement shall be subject to and apply only to the extent permitted by applicable laws, regulations, directives or orders regarding export controls.

22.4 Buyer's obligations under this Agreement shall be subject to and apply only to the extent permitted by applicable laws, regulations, directives or orders regarding import controls.







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                                                         Bombardier SS

         ARTICLE  23 - CONFIDENTIAL NATURE OF AGREEMENT

23.1 This Agreement and all information furnished or obtained pursuant to this Agreement is confidential (provided that any such information so furnished or obtained in written form is conspicuously designated or marked as confidential). Each party hereto agrees to keep confidential this Agreement and all information so furnished to or so obtained by it pursuant to this Agreement and not to disclose the same, in whole or in part, to third parties; provided, however, that a party (the "Disclosing Party") may disclose this Agreement, its contents and any such information:

(a) as has become public (other than as a result of disclosure by or on behalf of the Disclosing Party) or has become known to such Disclosing Party other than pursuant to this Agreement and without any breach of any confidentiality obligation being known to such Disclosing Party; and

(b) to the independent auditors and attorneys of the Disclosing Party (who shall be advised of the confidential nature of this Agreement and such information); and

(c) in response to any summons or subpoena or in connection with any litigation, provided that, if practicable and not in violation of any applicable law, rule, regulation or order, notice of such disclosure shall be given to the other party hereto, and (if applicable and not so in violation) in advance of such disclosure, and such other party shall be permitted to resist such disclosure by the appropriate legal proceedings, provided such resistance does not materially adversely affect the Disclosing Party; and

(d) to the extent that such Disclosing Party reasonably believes it is required in order to comply with any law, rule, regulation or order (including, without limitation, applicable securities laws and regulations) applicable to such party, provided that, if practicable and not in violation of any such applicable law, rule, regulation or order, notice of such disclosure shall be given to the other party, and (if practicable and not so in violation) in advance of such disclosure, and such other party shall be permitted (if practicable and not so in violation) to resist or seek confidential treatment of such disclosure and the Disclosing Party shall use all reasonable efforts to cooperate with and assist the other party in resisting or seeking confidential treatment of such disclosure, including undertaking the appropriate proceedings or making the appropriate applications or requests (at the cost of the other party) for such purpose where such other party is not entitled to do so on its own behalf; and








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



         (e) to a prospective assignee who Buyer reasonably believes is an eligible assignee under Article 20 hereof and which prospective assignee has agreed to be bound by the provisions of this paragraph in connection with any contemplated assignment, provided, however, that no such disclosure shall be made pursuant to this clause (e) to any potential assignee which is a Competitor of Bombardier; and

         (f) as may be reasonably necessary for either party to carry out its obligations or enforce or protect its right under this Agreement or other agreements related to this Agreement to which it is a party; and

         (g) as may be required by financial institutions or arrangers involved with the financing of the Aircraft, which financial institutions or arranger agree in writing to be bound by the provisions of this section; and

         (h) as may be reasonably required by Bombardier for purposes of analytical or technical product support or improvement or enhancement of customer support services or otherwise in the ordinary course of its aircraft manufacturing, marketing or service business and operations.

23.2 Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.










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                                                         Bombardier SS

ARTICLE  24 - AGREEMENT

24.1 This Agreement and the matters referred to herein constitute the entire Agreement between Bombardier and Buyer and supersede and cancel all prior representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memoranda of agreement, proposals, acceptances, agreements, understandings, contracts and communications, whether oral or written, between Bombardier and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement and no agreement or understanding varying the terms and conditions hereof shall be binding on either Bombardier or Buyer hereto unless an amendment to this Agreement is issued and duly signed by their respective authorized representatives pursuant to the provisions of this Article hereof. In the event of any inconsistencies between this Agreement and Letter Agreements the provisions of the Letter Agreements shall prevail.

24.2 If any of the provisions of this Agreement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

24.3 Bombardier and Buyer confirm to each other they have each obtained the required authorizations and fulfilled any conditions applicable to enable each of them to enter into this Agreement.

24.4 Buyer and Bombardier agree that this Agreement has been the subject of discussion and negotiation and is fully understood by the parties hereto and that the price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of the provisions contained in Article 19.

24.5 This Agreement may be executed in counterparts each of which will constitute one and the same document.

24.6 The parties agree that time is of the essence in all matters concerning this Agreement.

24.7 The failure of either party to enforce at any time any of the provisions of this Agreement of or require at any time performance of any of the provisions hereof, shall in no way be construed to be a waiver of such provisions, nor in any way affect the validity of this








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



         Agreement or any part hereof or the right of any such party thereafter to enforce each and every provision of this Agreement.

24.8 Buyer and Bombardier shall supply the other party within ten (10) days of execution of this Agreement a legal opinion in a form reasonably acceptable to the other party, prepared by external counsel, as to the due authorization, execution and delivery of the Agreement by such party and that it is a legally valid, binding obligation of Bombardier and enforceable in accordance with its terms, save and except for general laws affecting creditors and their availability of equitable remedies.









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



In witness whereof this Agreement was signed on the date written hereof:

For and on behalf of                  For an on behalf of





Atlantic Southeast Airlines, Inc.:    Bombardier Inc.:







By:\s\ Ronald V. Sapp                 By:\s\ Robert E. Brown
   -------------------------------       ------------------------------------
Name:  Ronald V. Sapp                 Name:  Robert E. Brown

Title: Vice President-Finance         Title: President,
                                             Bombardier Aerospace Group

                                      By:\s\ Pierre Lortie
                                         ------------------------------------
                                      Name:  Pierre Lortie

                                      Title: President,
                                             Bombardier Regional Aircraft
                                               Division









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




                                   APPENDIX I
                                   ----------

                             REGIONAL JET AIRCRAFT
                             ---------------------

                          ECONOMIC ADJUSTMENT FORMULA
                          ---------------------------

Pursuant to the provision of Article 4 of this Agreement, economic adjustment will be calculated using the following Economic Adjustment Formula:

         PP       =        [*                  ]

Where:

         PP       =        [*                  ]

         PO       =        [*                  ]

         LD       =        [*

                                                     ]


         LO       =        [*

                                                             ]


         ED       =        [*

                                                 ]

         EO       =        [*

                                                 ]











64


                                                         Initials

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                                                         Bombardier SS

         CD       =        [*

                                          ]

         CO       =        [*
                                     ]

         MD       =        [*

                                       ]

         MO       =        [*

                                          ]

         FD       =        [*             ]

         FO       =        [*
                                ]

For the purpose of the Economic Adjustment Formula and the calculation of the economic adjustment:

                  (a)      [*

                                         ]

                  (b)      [*

                                            ]

                  (c)      [*










65


                                                         Initials

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                                                         Bombardier SS

                                                                  ]

                  (d)      [*

                                        ]

                  (e)      [*

                                  ]

                  (f)      [*

                                        ]

                  (g)      [*



                                                      ]


                  1)       [*

                                               ]

                  2)       [*

                                               ]

                  3)       [*

                                               ]








66


                                                         Initials

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                                                         Bombardier SS

         [*
                                     ]

                  (a)      [*
                                 ]

                  (b)      [*
                                 ]

                  (c)      [*

                                              ]











67


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




                                  APPENDIX II
                                  -----------

                               DELIVERY SCHEDULE
                               -----------------

First Aircraft                           AUGUST             1997
SECOND AIRCRAFT                          SEPTEMBER          1997
THIRD AIRCRAFT                           OCTOBER            1997
FOURTH AIRCRAFT                          NOVEMBER           1997
FIFTH AIRCRAFT                           DECEMBER           1997
SIXTH AIRCRAFT                           JANUARY            1998
SEVENTH AIRCRAFT                         FEBRUARY           1998
EIGHTH AIRCRAFT                          MARCH              1998
NINTH AIRCRAFT                           APRIL              1998
TENTH AIRCRAFT                           MAY                1998
ELEVENTH AIRCRAFT                        JUNE               1998
TWELFTH AIRCRAFT                         JULY               1998
THIRTEENTH AIRCRAFT                      AUGUST             1998
FOURTEENTH AIRCRAFT                      SEPTEMBER          1998
FIFTEENTH AIRCRAFT                       OCTOBER            1998
SIXTEENTH AIRCRAFT                       NOVEMBER           1998
SEVENTEENTH AIRCRAFT                     DECEMBER           1998
EIGHTEENTH AIRCRAFT                      JANUARY            1999
NINETEENTH AIRCRAFT                      FEBRUARY           1999
TWENTIETH AIRCRAFT                       MARCH              1999
TWENTY-FIRST AIRCRAFT                    APRIL              1999
TWENTY-SECOND AIRCRAFT                   MAY                1999
TWENTY-THIRD AIRCRAFT                    JUNE               1999
TWENTY-FOURTH AIRCRAFT                   JULY               1999
TWENTY-FIFTH AIRCRAFT                    AUGUST             1999
TWENTY-SIXTH AIRCRAFT                    SEPTEMBER          1999
TWENTY-SEVENTH AIRCRAFT                  OCTOBER            1999
TWENTY-EIGHTH AIRCRAFT                   NOVEMBER           1999
TWENTY-NINTH AIRCRAFT                    DECEMBER           1999
THIRTIETH AIRCRAFT                       JANUARY            2000








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




                                  APPENDIX III

                                 SPECIFICATION

                               TYPE SPECIFICATION

                          NUMBER RAD-601R-145 ISSUE NC

                               FEBRUARY 14, 1997

            [125 PAGES OF SPECIFICATIONS HAVE BEEN OMITTED AND FILED
                            SEPARATELY WITH THE SEC]













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



                                  APPENDIX IV
                                  -----------

                        BUYER SELECTED OPTIONAL FEATURES
                        --------------------------------

CR No.                                          Description                                      U.S. DOLLARS
                                                                                               [*             ]
    00-008      Extended Range (51,000 LBS mtow)                                                [*         ]
    00-009      Centre Wing Fuel Tank                                                           [*         ]
    00-012      Additional Flap Setting                                                         [*         ]
    00-013      FAA Collins Strapping                                                           [*         ]
    21-009      Air Conditioning from Ground Cart                                               [*         ]
    23-012      Third VHF Full Provision                                                        [*         ]
    24-003      Alternate Power for Maintenance, Cargo and Boarding Lights                      [*         ]
    25-065      Customized Exterior Paint - ASA                                                 [*         ]
    25-099      Seat Recline                                                                    [*         ]
    25-100      Automatic Temperature Control for Baggage Compartment                           [*         ]
    25-306      Customized Universal Interior - ASA                                             [*         ]
    27-005      Reduction in VREF and V2 Airspeeds                                              [*         ]
    30-001      Red Anti-Ice Warning Light (FAA)                                                [*         ]
    33-002      Logo Lights                                                                     [*         ]
    33-003      Red Beacon Light                                                                [*         ]
    33-004      Cargo Door Light                                                                [*         ]
    34-013      Provision for Collins FMS                                                       [*         ]
    34-024      Optional Color VOR Antenna                                                      [*         ]
    34-026      GPWS Audio Call-out - Altitude Menu Selection                                   [*         ]
    34-027      Altimeter Baro Setting                                                          [*         ]
    34-035      Single Collins FMS 4200                                                         [*         ]
    34-037      *Single Collins GPS 4000                                                        [*         ]
    35-004      EROS Magic Mask Installation                                                    [*         ]
    72-002      CRJ-200 (CF34-3B1 Engines) Basic Performance                                    [*         ]

                                     TOTAL BUYER SELECTED OPTIONAL FEATURES                     [*         ]
*       [*                                   ]








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
                                                                       EXHIBIT I

                           CERTIFICATE OF ACCEPTANCE




The undersigned hereby acknowledges on behalf of Buyer acceptance of the Aircraft bearing manufacturer's serial number ____________________ fitted with two (2) General Electric CF34-3B1 turbofan engines bearing serial numbers _____________________ and __________________ as being in accordance with the terms and conditions of this Agreement signed on the day of ___________, 1997 between Bombardier Inc. and Buyer.




Place:                                       Date:
      ------------------------------              ----------------------------




SIGNED FOR AND ON BEHALF OF

ATLANTIC SOUTHEAST AIRLINES, INC.


By:
   ---------------------------------



Title:
      ------------------------------



71


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer    RVS      DDS
                                                      Bombardier SS

                                                                  EXHIBIT II

                              WARRANTY BILL OF SALE

1. For valuable consideration, Bombardier Inc., as owner of the full legal and beneficial title of the Aircraft described as follows:

         One Canadair Regional Jet Model CL-600-2B19 Aircraft Bearing:

         Manufacturer's serial number:               _________________________,
         With:
         Two (2) CF34-3B1 engines serial numbers:    _________________________


         together with all avionics, appliances, instruments, appurtenances, accessories, furnishings and/or other equipment or property incorporated in or installed on or attached to said Aircraft and engines (hereinafter referred to as the "Aircraft") does this
         day of           19   hereby convey, sell, grant, transfer, bargain and
         deliver and set over to Atlantic Southeast Airlines, Inc. (hereinafter referred to as "Buyer"), and unto its successors and assigns forever all of Bombardier Inc.'s right, title and interest in and to such Aircraft.

2.       Bombardier Inc. represents and warrants to Buyer:

         (i) that Bombardier Inc. has good and marketable title to the Aircraft and the good and lawful right to the Aircraft and the good and lawful right to sell the same to Buyer; and
         (ii)     the good and marketable title to the Aircraft is hereby duly vested in Buyer free and clear of all claims, liens,
                  encumbrances and rights of others of any nature. Bombardier Inc. hereby covenants and agrees to defend such title forever against all claims and demands whatsoever.

This full Warranty Bill of Sale is governed by the internal laws of the State of New York, United States of America.

IN WITNESS WHEREOF, Bombardier Inc. has caused this instrument to be executed and delivered by its duly authorized personnel.

                  BOMBARDIER INC.:

                  Per:
                      ---------------------
                  Title:
                        -------------------

                                                               EXHIBIT II CONT'D

                               F.A.A. BILL OF SALE


     United States of America                                      FORM APPROVED
U.S. Department of Transportation                              OMB NO. 2120-0042
 Federal Aviation Administration
       AIRCRAFT BILL OF SALE

FOR AND IN CONSIDERATION OF $          THE UNDERSIGNED
OWNER(S) OF THE FULL LEGAL AND BENEFICIAL TITLE OF THE
AIRCRAFT DESCRIBED AS FOLLOWS:

UNITED STATES

REGISTRATION NUMBER   N

AIRCRAFT MANUFACTURER & MODEL

AIRCRAFT SERIAL NO.

DOES THIS       DAY OF      19
HEREBY SELL, GRANT, TRANSFER AND DELIVER ALL
RIGHTS, TITLE, AND INTERESTS IN AND TO SUCH
AIRCRAFT UNTO:                                        Do Not Write In This Block
                                                      FOR FAA USE ONLY
PURCHASER

NAME AND ADDRESS
(IF INDIVIDUAL(S), GIVE LAST NAME, FIRST NAME, AND MIDDLE INITIAL)

DEALER CERTIFICATE NUMBER

AND TO     EXECUTORS, ADMINISTRATORS, AND ASSIGNS TO HAVE AND TO HOLD SINGULARLY
THE SAID AIRCRAFT FOREVER, AND WARRANTS THE TITLE THEREOF.

IN TESTIMONY WHEREOF    HAVE SET      HAND AND SEAL THIS         DAY OF       19

SELLER

NAME(S) OF SELLER    SIGNATURE(S)                                    TITLE
(TYPED OR PRINTED)   IN INK) (IF EXECUTED                     (TYPED OR PRINTED)
                     FOR CO-OWNERSHIP, ALL MUST
                                SIGN)

ACKNOWLEDGMENT (NOT REQUIRED FOR PURPOSES OF FAA RECORDING: HOWEVER, MAY BE REQUIRED BY LOCAL LAW FOR VALIDITY OF THE INSTRUMENT.)

ORIGINAL: TO FAA
AC Form 8050-2 (9/92) (NSN 0052-00-629-0003) Supersedes Previous Edition


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials
                                                      Buyer RVS  Bombardier SS

                                                                     EXHIBIT III




                       CERTIFICATE OF RECEIPT OF AIRCRAFT





         THE UNDERSIGNED HEREBY ACKNOWLEDGES TO HAVE RECEIVED FROM BOMBARDIER INC., IN DORVAL, PROVINCE OF QUEBEC, CANADA, ON THE _____________ DAY OF ______________, AT THE HOUR OF _____________ O'CLOCK, ONE (1) CANADAIR REGIONAL JET AIRCRAFT MODEL CL-600-2B19 INCLUDING WITH THE AIRCRAFT TWO (2) CF34-3B1 TURBOFAN ENGINES BEARING MANUFACTURER'S SERIAL NUMBERS _____________ &
__________________.




Signed for and on behalf of
Atlantic Southeast Airlines, Inc.



By:
   --------------------------------

Title:
      -----------------------------

                                                                      EXHIBIT IV




                                  CHANGE ORDER
                                   (PRO FORMA)

                              CONTRACT CHANGE ORDER

PURCHASER:

PURCHASE AGREEMENT NO.:                                        AIRCRAFT TYPE:

C.C.O. NO.:                                                    DATED:

                                                               PAGE __ of __

PAGES AFFECTED:

________________________________________________________________________________

     1.0   REASON FOR CHANGE
     [DESCRIBE IF BUYER REQUESTED, AGREED CHANGE, REGULATORY CHANGE AND REASON FOR CHANGE]

     2.0   DESCRIPTION OF CHANGE

     3.0   PRICE
     [DESCRIBE THE IMPACT ON AIRCRAFT PURCHASE PRICE AND [*                    ]

     4.0   PAYMENT
     [DESCRIBE METHOD AND TIME OF PAYMENT OF CHANGE]

     5.0   CUSTOMER SERVICES
     [DESCRIBE IMPACT ON TRAINING, WARRANTY, SERVICE LIFE POLICY, TECHNICAL DATA AND GUARANTEES]

     6.0   TECHNICAL MATTERS
     [DESCRIBE IMPACT ON PERFORMANCE GUARANTEE, SPECIFICATION, WEIGHT AND INTERCHANGEABILITY]

     7.0   OTHER
     [DESCRIBE EFFECTIVITY OF CHANGE, RETROFIT PLANS IF APPLICABLE AND IMPACT ON DELIVERY DATE]

     ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED

FOR ADMINISTRATIVE PURPOSES ONLY, A CONSOLIDATION OF THE AMENDMENTS CONTAINED IN THIS CCO IS ATTACHED. IN THE EVENT OF INCONSISTENCIES BETWEEN THE CONSOLIDATION AND THIS CCO, THIS CCO SHALL PREVAIL.

FOR AND ON BEHALF OF:                             FOR AND ON BEHALF OF:

Bombardier Inc.                                   ______________________________

Signed:                                           Signed:
       -----------------------                           ---------------------
Date:                                             Date:
     -------------------------                         -----------------------

                                    ANNEX "A"
                            CUSTOMER SUPPORT SERVICES


           TECHNICAL SUPPORT, SPARE PARTS, TRAINING AND TECHNICAL DATA


The following Customer Support Services are those services to which reference is made in Article 3 of this Agreement.

ARTICLE 1 - TECHNICAL SUPPORT

1.1      FACTORY SERVICE

         Bombardier agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning repetitive maintenance problems and to issue findings and recommend action thereon. [*
                                                                              ].

         Bombardier Customer Services Action Center maintains coverage twenty-four (24) hours a day, three hundred and sixty-five (365) days a year to receive and respond to operator technical and operational queries. Specialists accessible through the Action Center include airframe, interiors, avionics, electrical, propulsion and hydro-mechanical systems. Interface can also be provided with vendor and technical publications personnel.

1.2      FIELD SERVICE REPRESENTATIVE

         1.2.1    SERVICES

                  Bombardier shall assign [*      ] Field Service Representative
                  ("FSR") to Buyer's main base of operation or other location as may be mutually agreed.

1.2.2             TERM

                  Such assignment shall be for [*       ], and shall commence
                  approximately one (1) month prior to the Delivery Date of the first Aircraft. The FSR assignment may be extended on terms and conditions to be mutually agreed.




A-1


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

1.2.3             RESPONSIBILITY

                  The FSR's responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance by Buyer's designated personnel ("FSR Services").

1.2.4             TRAVEL

                  If requested by Buyer, the FSR may, at Buyer's expense, travel to another location to provide technical advice to Buyer.

1.2.5             OFFICE FACILITIES

                  Buyer shall furnish the FSR, at no charge to Bombardier, suitable and private office facilities and related equipment including desk, file cabinet, access to two telephone lines, facsimile and photocopy equipment conveniently located at Buyer's main base of operation or other location as may be mutually agreed.

1.2.6             ADDITIONAL EXPENSES

                  Buyer shall reimburse Bombardier (net of any additional taxes on such reimbursement) the amount of any and all taxes (except taxes assessed on the income of the FSR by Canada, or any province thereof and succeeding to the territory thereto or any governmental authority having jurisdiction over Bombardier or any successor agency to the Canadian taxing authorities) and fees of whatever nature, including any customs duties, withholding taxes or fees together with any penalties or interest thereon, paid or incurred by Bombardier or the FSR or other Bombardier employee as a result of or in connection with the rendering of the services. Taxes subject to reimbursement by Buyer hereunder shall be net of all credits issued by any Canadian or other taxing authority having jurisdiction to levy such taxes.

1.2.7             RIGHT TO STOP WORK

                  Bombardier shall not be required to commence or continue the FSR Services when:

                  a.) there is a labour dispute or work stoppage in progress at Buyer's facilities;




A-2


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

2                                                     Buyer
                                                      Bombardier
                  b.) there exist war, risk of war or warlike operations, riots or insurrections;

                  c.) there exist conditions that are dangerous to the safety or health of the FSR or other Bombardier employee; or

                  d.) the Government of the country where Buyer's facilities are located or where Buyer desires the FSR to travel refuses the Bombardier employee permission to enter said country or Buyer's base of operations.

1.2.8             WORK PERMITS AND CLEARANCES

                  Buyer shall agree to cooperate with Bombardier in obtaining and arranging for all necessary work permits and airport security clearances required for the FSR or other Bombardier employees to permit timely accomplishment of the FSR services.

1.3               MAINTENANCE PLANNING SUPPORT

1.3.1             SCHEDULED MAINTENANCE TASK CARDS

                  As described in Annex A Attachment A, Bombardier shall provide Buyer Bombardier's standard format scheduled maintenance task cards that shall conform to the Aircraft at the Delivery Date. At Buyer's request Bombardier shall provide a proposal for task cards produced to Buyer's format.

1.3.2             IN-SERVICE MAINTENANCE DATA

                  Buyer agrees to provide to Bombardier in-service maintenance data in order to provide updates to Bombardier's recommended maintenance program. Buyer and Bombardier shall agree on standards and frequency for communication of such data. Bombardier agrees not to disclose Buyer's identity on any of Buyer's maintenance data that Bombardier may provide to any third parties.

1.4               ADDITIONAL SERVICES

                  At Buyer's request Bombardier shall provide a proposal to provide such additional support services as the parties may agree upon, which may include special investigations, maintenance and repair of the Aircraft.




A-3


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

         ARTICLE 2 - SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT

2.1.1        DEFINITIONS

         a.       "BRAD PARTS":

                  any spare parts, ground support equipment, tools and test equipment which bear an in-house Cage Code number in the BRAD Provisioning Files (as that expression is defined in ATA Specification 2000).

         b.       "POWER PLANT PARTS":

                  any power plant or power plant part or assembly carrying the power plant manufacturer's part number or any part furnished by the power plant manufacturer for incorporation on the Aircraft.

         c.       "VENDOR PARTS":

                  any spare parts, ground support equipment, tools and test equipment for the Aircraft which are not BRAD Parts or Power Plant Parts for stock items;

         d.       "SPARE PARTS":

                  all materials, spare parts, assemblies, special tools and items of equipment, including ground support equipment, ordered for the Aircraft by Buyer from Bombardier. The term Spare Parts includes BRAD Parts, Power Plant Part and Vendor Parts.

         e.       "ORDER":

                  any order for Spare Parts issued by Buyer to Bombardier; and

         f.       "TECHNICAL DATA":

                  shall have the meaning attributed to it in Annex A Article
                  4.1.




A-4


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

4                                                     Buyer
                                                      Bombardier

2.1               TERM AND APPLICABILITY

                  The term of this Annex A Article 2 shall become effective on the date hereof and shall remain in full force and effect with respect to the purchase and sale of Spare Parts for each Aircraft [*
                                           ]. The provisions of Annex A Articles
                  2.2, 2.6.5, and Articles 19 to this Agreement shall survive expiration or termination of this Agreement.

2.2               ORDER TERMS

                  Terms and conditions hereof shall apply to all Orders placed by Buyer with Bombardier in lieu of any terms and conditions in Buyer's purchase orders.

2.3               PURCHASE AND SALE OF SPARE PARTS

         2.3.1             AGREEMENT TO MANUFACTURE AND SELL

                           Bombardier shall manufacture, or procure, and make available for sale to Buyer suitable Spare Parts in quantities sufficient to meet the reasonably anticipated needs of Buyer for normal maintenance and normal spares inventory replacement for each Aircraft. During the term specified in Annex A
                           Article 2.1 above, Bombardier shall also maintain a shelf stock of certain BRAD Parts selected by Bombardier to ensure reasonable re-order lead times and emergency support. Bombardier shall maintain a reasonable quantity of Bombardier insurance parts. Insurance parts as used herein shall include, but not be limited to, dispatch-essential parts such as major flight control surfaces.

2.4               AGREEMENT TO PURCHASE BRAD PARTS

                  2.4.1    PURCHASE OF BRAD PARTS

                  [*




                                                      ].




A-5


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

2.4.2             BUYER'S RIGHT TO REDESIGN OR MANUFACTURE

                  Buyer's right to redesign or to have redesigned or manufacture or to have manufactured BRAD Parts under the following conditions:

                  a)       When less than [*             ] of the type purchased
                           hereunder are operated in scheduled commercial air transport service;

                  b) Any time BRAD Parts are needed to effect emergency repairs on the Aircraft, provided that such redesign or manufacture allows Buyer to obtain BRAD Parts in less time than Bombardier requires to furnish them; or

                  c) If Buyer has notified Bombardier in writing that any BRAD Parts are defective or unsatisfactory in use and if within a reasonable period thereafter Bombardier has not provided a satisfactory resolution or made redesigned BRAD Parts available.

                  Buyer's right to redesign or to have redesigned or manufacture or to have manufactured BRAD Parts hereunder, shall not be construed as a granting of a license by Bombardier and shall not obligate Bombardier to disclose to anyone Technical Data or other information nor to the payment of any license fee or royalty or create any obligation whatsoever to Bombardier and Bombardier shall be relieved of any obligation or liability with respect to patent infringement in connection with any such redesigned part. Buyer shall be responsible for obtaining all regulatory authority approvals required by Buyer to repair the Aircraft using redesigned or manufactured BRAD Parts as described in this preceding Article. Any such redesigned part shall be identified with Buyer's part number only.

         2.4.3    NOTICE TO BOMBARDIER OF REDESIGNED PARTS

                  Bombardier reserves the right to negotiate with Buyer the access to redesigned parts, drawings and the exclusive manufacturing rights of the redesigned part, if Buyer redesigns or has had any BRAD Parts redesigned.




A-6


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

6                                                     Buyer
                                                      Bombardier

         2.5      PURCHASE OF VENDOR PARTS & POWER PLANT PARTS

                  Bombardier shall not be obligated to maintain a stock of Power Plant Parts. Bombardier shall maintain a spares stock of selected Vendor Parts at its own discretion to support provisioning and replenishment sales. Bombardier agrees to use reasonable efforts to require its vendors to comply with the terms and conditions of this Annex A Article 2 as they apply to Vendor Parts. Vendor Parts shall be delivered in accordance with the vendor's quoted lead time plus Bombardier's internal processing time.

         2.6      SPARE PARTS PRICING

                  2.6.1    SPARE PARTS PRICE CATALOGUE

                           Prices for commonly used BRAD Parts stocked by Bombardier shall be published in the spare parts price catalogue ("Spare Parts Price Catalogue"). [*


                                                      ]

                  2.6.2    BOMBARDIER PRICES FOR VENDOR PARTS

                           If Buyer orders Vendor Parts from Bombardier, the price shall be as published in the Spare Parts Price Catalogue.

                  2.6.3    QUOTATIONS

                           Price and delivery quotations for items not included in the Spare Parts Price Catalogue shall be provided at Buyer's request by Bombardier. Price quotations will be held firm for a period of ninety (90) calendar days or as otherwise specified by Bombardier. Responses to quotation requests will be provided within ten (10) calendar days.




A-7


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

                  2.6.4    PRICE APPLICABILITY

                           The purchase price of BRAD Parts shall be the applicable price set forth in the Spare Parts Price Catalogue at time of receipt by Bombardier of Buyer's Order or as quoted by Bombardier to Buyer upon request. If Buyer requests accelerated delivery or special handling for BRAD Parts not included in the Spare Parts Price Catalogue, Bombardier may increase the price from the original quotation to cover any additional costs to Bombardier.

                  2.6.5    CURRENCY AND TAXES

                           All Spare Parts Price Catalogue and quotation prices shall be in U.S. dollars and exclusive of transportation, taxes, duties and licenses.

                           Buyer shall pay to Bombardier upon demand the amount of any sales, use, value-added, excise or similar taxes imposed by any federal, provincial or local taxing authority within Canada, and the amount of all taxes imposed by any taxing authority outside Canada, required to be paid by Bombardier as a result of any sale, use, delivery, storage or transfer of any Spare Parts to or on behalf of Buyer. If Bombardier has reason to believe that any such tax is applicable, Bombardier shall separately state the amount of such tax in its invoice. If a claim is made against Bombardier for any such tax, Bombardier shall promptly notify Buyer.

                           In addition, Buyer shall pay to Bombardier on demand the amount of any customs duties required to be paid by Bombardier with respect to the importation by Buyer of any Spare Parts.

                  2.6.6    VENDOR PRICING

                           Bombardier shall use reasonable efforts to require its major vendors to [*

                               ] with a ninety (90) calendar day notice period
                           prior to changing a published price.




A-8


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

8                                                     Buyer
                                                      Bombardier

2.7      PROVISIONING

                  2.7.1    PRE-PROVISIONING/PROVISIONING CONFERENCE

                  Pre-provisioning and provisioning conferences shall be convened on dates to be mutually agreed between Buyer and Bombardier in order to:

                  (i) discuss the operational parameters to be provided by Buyer to Bombardier which Bombardier considers necessary for preparing its quantity recommendations for initial provisioning of Spare Parts to be purchased from Bombardier or vendors ("Provisioning Items");

                  (ii) review Buyer's ground support equipment and special tool requirements for the Aircraft;

                  (iii) discuss the format of the provisioning documentation to be provided to Buyer from Bombardier for the selection of Provisioning Items; and

                  (iv) arrive at a schedule of events for the initial provisioning process, including the establishment of a date for the initial provisioning conference ("Initial Provisioning Conference") which shall be scheduled as mutually agreed and as early as practicable.

                  The time and location of the pre-provisioning conference shall be mutually agreed upon between the parties; however, Bombardier and Buyer shall use their best efforts to convene such meeting within thirty (30) days after execution of this Agreement.

2.8      INITIAL PROVISIONING DOCUMENTATION

         Initial provisioning documentation for BRAD Parts and Vendor Parts shall be provided by Bombardier as follows:

         a) Bombardier shall provide, as applicable to Buyer, promptly after completion of the Initial Provisioning Conference, or as may be mutually agreed, the initial issue of provisioning files as required by ATA Specification 2000, Chapter 1 (as may be amended by Bombardier);




A-9


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

                  Revisions to this provisioning data shall be issued by Bombardier every ninety (90) calendar days until ninety (90) calendar days following the Delivery Date of the last Aircraft or as may be mutually agreed;

         b) Bombardier shall provide, as required by Buyer, all data files defined in Chapter 1 of ATA Specification 2000; and

         c) the Illustrated Parts Catalogue designed to support provisioning shall be issued concurrently with provisioning data files and revised at ninety (90) calendar day intervals.

         2.8.1    [*                                           ]

                  [*


                                                      ].

         2.8.2    [*                                           ]

                  [*




                                    ].








A-10


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

10                                                    Buyer
                                                      Bombardier

         2.8.3    [*                                           ]

                           2.8.3.1  [*





                                             ]

                           2.8.3.2  [*





                                             ]

                           2.8.3.3  [*                ] above and if requested
                                    by Buyer, Bombardier agrees to consider but is not obligated to repurchase used BRAD Parts at reasonable prices at the time of said request.

         2.8.4             EXCEPTIONS

                           [*




                                                               ]


         2.8.5             NOTIFICATION AND FORMAT

                           [*




A-11


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

                                                                     ]. Buyer's
                           notification shall include a detailed summary, in part number sequence, of the Provisioning Items
                           [*                   ]. Such summary shall be in
                           the form of listings as may be mutually agreed between Bombardier and Buyer, and shall include part number, nomenclature, purchase order number, purchase
                           order date and quantity [*               ].

                           Within five (5) business days after receipt of Buyer's notification Bombardier shall advise Buyer, in writing, when Bombardier's review of such summary from Buyer will be completed.

         2.8.6             REVIEW AND ACCEPTANCE BY BOMBARDIER

                           Upon completion of Bombardier's review of any detailed summary submitted by Buyer pursuant to Annex A Article 2.8.5., Bombardier shall issue [*





                                                                        ]

         2.8.7             PRICE AND PAYMENT

                           2.8.7.1          [*





                                                      ]

                           2.8.7.2          [*

                                                               ]

                           2.8.7.3          [*




A-12


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

12                                                    Buyer
                                                      Bombardier

                                                 ]

         2.8.8             [*                ]

                           [*


                                                      ]

         2.8.9             [*                               ]- TITLE AND RISK OF
                           LOSS

                           [*





                                             ]

                           [*



                                    ]






A-13


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

2.9      PROCEDURE FOR ORDERING SPARE PARTS

         Orders for Spare Parts may be placed by Buyer to Bombardier by any method of order placement (including but not limited to SITA, ARINC, telecopier, letter, telex, facsimile, telephone or hard copy purchase order).

         2.9.1    REQUIREMENTS

                  Orders shall include at a minimum order number, part number, nomenclature, quantity, delivery schedule requested, shipping instructions and Bombardier's price, if available. Buyer agrees that orders placed with Bombardier shall conform to the requirements and procedures contained in ATA Specification 2000, as applicable to Buyer.

         2.9.2    PROCESSING OF ORDERS

                  Upon acceptance of any Order, unless otherwise directed by Buyer, Bombardier shall, if the Spare Parts are in stock, proceed immediately to prepare the Spare Parts for shipment to Buyer. If Bombardier does not have the Spare Parts in stock, Bombardier shall proceed immediately to acquire or manufacture the Spare Parts. Purchase order status and actions related to the shipment of Spare Parts shall be generally consistent with the provisions of the World Airline Suppliers Guide and the applicable portions of ATA Specification 2000, as applicable to Buyer.

         2.9.3    CHANGES

                  Bombardier reserves the right, without Buyer's consent, to make any necessary corrections or changes in the design, part number and nomenclature of Spare Parts covered by an Order, to substitute Spare Parts and to adjust prices accordingly, provided that interchangeability is not affected and the unit price is not increased by more than 10% or $50.00, whichever is less. Bombardier shall promptly give Buyer written notice of corrections, changes, substitutions and consequent price adjustments. Corrections, changes, substitutions and price adjustments which affect interchangeability or exceed the price limitations set forth above may be made only with Buyer's consent, which consent shall conclusively be deemed to have been given unless Buyer gives Bombardier written notice of objection within fifteen (15) business days after receipt of Bombardier's notice. In case of any objection, the affected Spare Part will be deemed to be deleted from Buyer's Order.




A-14


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

14                                                    Buyer
                                                      Bombardier

         2.9.4    ELECTRONIC DATA INTERCHANGE

                  Should Bombardier implement an Electronic Data Interchange ("EDI") process for the order of spare parts for the Aircraft or other products of Bombardier, Buyer and Bombardier hereby agree to implement mutually acceptable procedures to safeguard the security of the process and the validity of the EDI orders.

2.10     PACKING

         All Spare Parts ordered shall receive standard commercial packing suitable for export shipment via air freight. Such standard packing will generally be to ATA 300 standards as amended from time to time. All AOG orders will be handled, processed, packed and shipped separately.

2.11     PACKING LIST

         Bombardier shall insert in each shipment a packing list/release note itemized to show:

         (i)      the contents of the shipment,
         (ii) the approved signature of Bombardier's TC authority attesting to the airworthiness of the Spare Parts which is the equivalent to the FAA authorized Release Certificate 8130.
         (iii)    value of the shipment for customs clearance if required.

2.12     CONTAINER MARKS

         Upon Buyer's request each container shall be marked with shipping marks as specified on the Order. In addition Bombardier shall, upon request, include in the markings: gross weight and cubic measurements.






A-15


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

2.13     DELIVERY, TITLE AND RISK OF LOSS

         2.13.1   DELIVERY POINT

                  Spare Parts shall be delivered to Buyer in one of the following manners at Bombardier's sole option:

                  (i) at Bombardier's plant in either Ontario or Quebec, Canada; or
                  (ii)     at other Bombardier depots or shipping points; or
                  (iii)    at vendor's or subcontractor's plant.

                  In all cases ready for export with all costs of freight, carriage or insurance to be borne by Buyer.

         2.13.2   DELIVERY TIME

                  Bombardier shall use reasonable efforts so that shipment of BRAD Parts to Buyer be as follows:

                  a)       AOG ORDERS

                  Ship AOG Orders within four (4) hours of receipt of Order. Buyer's affected Aircraft factory production number shall be required on AOG Orders;

                  b)       CRITICAL ORDERS (A1)

                  Ship critical Orders within twenty-four (24) hours of order receipt;

                  c)       EXPEDITE ORDERS (A2)

                  Ship expedite Orders within seven (7) calendar days of order receipt; for stock items.

                  d)       INITIAL PROVISIONING ORDERS

                  Prior to the Delivery Date of the first Aircraft or as may be mutually agreed; and




A-16


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

16                                                    Buyer
                                                      Bombardier

                  e)       OTHER ORDERS

                  Shipment of stock items shall be approximately within thirty
                  (30) calendar days or sooner after Bombardier's receipt of Buyer's Order. Shipment of non-stock items shall be in accordance with quoted lead times or lead times published in the current Spare Parts Price Catalogue, procurement data, or provisioning data.

2.14     COLLECT SHIPMENTS

         Where collect shipments are not deemed practicable by Bombardier, charges for shipment, insurance, prepaid freight charges and all other costs paid by Bombardier shall be paid by Buyer promptly upon presentation to Buyer of invoices covering the same.

2.15     FREIGHT FORWARDER

         If Buyer elects to use the services of a freight forwarder for the onward movement of Spare Parts, Buyer agrees to release Bombardier from and indemnify it for any liability for any fines or seizures of Spare Parts imposed under any governmental Goods in Transit regulations. Any such fines levied against Bombardier will be invoiced to Buyer and any Spare Parts seized under such regulations will be deemed to be received, inspected, and accepted by Buyer at the time of seizure.

2.16     REIMBURSEMENT OF EXPENSES

         If Bombardier gives Buyer written notice that an Order is ready for shipment and shipment is delayed more than thirty (30) days at Buyer's request or without Bombardier's fault or responsibility, Buyer shall promptly reimburse Bombardier upon demand for all costs and expenses, including but not limited to reasonable amounts for storage, handling, insurance and taxes, incurred by Bombardier as a result of such delay.

2.17     TITLE AND RISK OF LOSS

         Title and risk of loss of the Spare Parts will pass to the Buyer upon delivery by Bombardier. With respect to Spare Parts rejected by Buyer pursuant to Annex A Article 2.19, risk of loss shall remain with Buyer until such Spare Parts are re-delivered to Bombardier .

         Bombardier agrees to notify Buyer when material is shipped and shall provide carrier's reference information (i.e., waybill number).




A-17


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

2.18     INSPECTION AND ACCEPTANCE

         All Spare Parts shall be subject to inspection by Buyer at destination. Use of Spare Parts or failure of Buyer to give notice of rejection, within thirty (30) days after receipt or with respect to latent defects only within thirty (30) days after discovery of such latent defect, shall constitute acceptance. Acceptance shall be final and Buyer waives the right to revoke acceptance for any reason, whether or not known to Buyer at the time of acceptance. Buyer's remedies for defects discovered before acceptance are exclusively provided for in Annex A
         Article 2.19 herein.

2.19     REJECTION

         Any notice of rejection referred to in Annex A Article 2.18 shall specify the reasons for rejection. If Bombardier concurs with a rejection, Bombardier shall, at its option, correct, repair or replace the rejected Spare Parts. Buyer shall, upon receipt of Bombardier's written instructions and Material Return Authorization ("MRA") number, return the rejected Spare Parts to Bombardier at its specified plant, or other destination as may be mutually agreeable. The return of the rejected Spare Parts to Bombardier and the return or delivery of a corrected or repaired rejected Spare Part or any replacement for any such Spare Part to Buyer shall be at Bombardier's expense. Any corrected, repaired or replacement Spare Parts shall be subject to the provisions of this Agreement.

2.20     PAYMENT

         Except as provided in Annex A Article 2.22 below, payment terms shall be net thirty (30) calendar days of invoice date for established open accounts [*
                                                                         ] Any
         overdue amount shall bear interest from the due date until actual payment is received by Bombardier at an annual rate of interest equal to the U.S. prime interest rate as established from time to time by The Chase Manhattan Bank, plus two percent (2%) calculated and compounded annually. In the event Buyer is not current on its account for the purchase of spare parts and services under Annex A, Buyer shall at the request of Bombardier provide Bombardier with such security as is reasonably requested to secure payment of such account hereunder.




A-18


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

18                                                    Buyer
                                                      Bombardier

2.21     PAYMENT FOR PROVISIONING ITEMS

         Payment for Provisioning Items shall be made by Buyer as follows:

         a)       [*       ] of the total price of the Provisioning Items as
                  selected by Buyer, upon signature of the spares provisioning document; and

         b) the balance of the total price of Provisioning Items upon their delivery.

2.22     MODIFIED TERMS OF PAYMENT

         Bombardier reserves the right to alter the terms of payment without prior notice if Buyer fails to pay when due an amount Buyer owes under any agreement with Bombardier.

2.23     REGULATIONS

         Buyer shall comply with all applicable monetary and exchange control regulations and shall obtain any necessary authority from the governmental agencies administering such regulations to enable Buyer to make payments at the time and place and in the manner specified herein.

2.24     INTENTIONALLY DELETED

2.25     CANCELLATION OF ORDERS

         Except as otherwise may apply to initial provisioning, if Buyer cancels an Order, Bombardier, at its option, shall be entitled to recover actual damages, but not less than the following cancellation charges or more than the purchase price of the Spare Parts covered by the Order:

         a) if work accomplished on the Order has been limited to Bombardier Spares Department, or the part has been identified as "shelf stock" in the Spare Parts Price Catalogue, no cancellation charges shall be made;

         b) if production planning has been completed on the Order and shop orders have been written, but no shop time or material charges have been made against the Order, the cancellation charge shall be 10% of the price but not to exceed $100 per unit;

         c) if shop time or material charges have been made against the Order, the cancellation charge shall be based on the direct and indirect cost of such time and materials attributable to such canceled order; and




A-19


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

         d) if the Spare Parts covered by the Order can be absorbed into Bombardier's inventory without increasing Bombardier's normal maximum stock level, no cancellation charges shall be made.

2.26     LEASE

         Bombardier shall select and make available certain parts for lease, subject to availability Buyer has the option to negotiate a lease agreement with Bombardier separate from this Agreement.

2.27     ADDITIONAL TERMS AND CONDITIONS

         Bombardier's conditions of sale are deemed to incorporate the terms and conditions stated herein. Additional terms and conditions applicable at time of receipt of each order from Buyer will be mutually agreed upon and may be added providing such terms and conditions do not conflict with the terms and conditions provided herein. Such additional terms and conditions shall be provided to Buyer at least ninety (90) calendar days prior to their effective date.








A-20


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

20                                                    Buyer
                                                      Bombardier

ARTICLE 3 - TRAINING

3.1               GENERAL TERMS

         3.1.1 The objective of the training programs (the "Programs"), as described herein, shall be to familiarize and assist Buyer's personnel in the introduction, operation, and maintenance of the Aircraft.

                  Bombardier shall offer to the Buyer the Programs in the English language at a Bombardier designated facility or such other location as may be mutually agreed; the Programs shall be completed prior to the Delivery Date of the last Aircraft purchased herein. In the event training takes place at Buyer's designated facility, Buyer shall be responsible for all travel and living expenses of Bombardier's instructor personnel.

         3.1.2 Buyer shall be responsible for all travel and living expenses, including local transportation, of Buyer's personnel incurred in connection with the Programs.

         3.1.3 The Programs shall be designed to reflect the model and/or configuration of the Aircraft and may include differences training to identify such configuration or model. Manuals which are provided during the Programs exclude revision service.

         3.1.4 A training conference shall be held where possible not later than thirty (30) days after execution of this Agreement or as may be otherwise agreed, to establish the Programs' content and schedule.

3.2               FLIGHT CREW TRAINING

                  3.2.1.1  FLIGHT CREW GROUND TRAINING

                           At no additional charge, Bombardier will provide for each delivered Aircraft at such dates as are mutually agreed, FAA approved transition training, approval for which has been obtained by Buyer with
                           Bombardier's assistance, for [*     ] Buyer's crews
                           [*                ] who meet the minimum entry
                           requirement provided in the applicable training
                           manual. Each course shall consist of up to [*       ]
                           of classroom instruction which may include part task trainer, Computer Based Training (CBT), and/or Flight Training Device (FTD). Bombardier shall furnish each of Buyer's licensed pilots attending the course one copy of the Flight Crew Operating Manual.




A-21


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

                  3.2.1.2  PILOT SIMULATOR TRAINING

                           Bombardier shall provide access to an FAA approved flight simulator for each crew trained under Annex A
                           Article 3.2.1.1 and 3.2. 2. Bombardier shall provide
                           a simulator instructor for [*         ] for each crew
                           trained on Bombardier's designated simulator in
                           Montreal; each mission shall consist of [*        ]
                           in the simulator and required briefing/debriefing sessions.

                  3.2.2    PILOT TRAINING

                           In addition to Article 3.2.1.1 and 3.2.1.2 above, Bombardier will provide ground and simulator training
                           for an additional [*             ] prior to delivery
                           of the first Aircraft.

                  3.2.3    FLIGHT ATTENDANT COURSE

                           [*        ] familiarization course for up to [*  ] of
                           Buyer's flight attendant personnel shall be conducted. Each course shall be for a maximum of [*
                                     ] duration. This course shall present
                           general information on the Aircraft and detailed information on the operation of the passenger safety equipment and emergency equipment. Bombardier shall furnish for each participant in this course one (1) copy of the Flight Attendant Training Guide which shall not be revised. Buyer shall assist Bombardier in the development of the Flight Attendant Training Guide to incorporate Buyer's specific equipment and procedures.

                  3.2.4    FLIGHT DISPATCHER COURSE

                           [*      ] for up to [*      ] Buyer's flight dispatch
                           personnel shall be conducted. Each course shall be
                           for a maximum of [*            ] duration. The course
                           shall consist of classroom instruction covering general Aircraft familiarization, coverage of performance, flight planning, weight and balance and the Minimum Equipment List. Bombardier shall furnish for each participant in this course one (1) copy of the Flight Crew Operating Manual which shall not be revised.




A-22


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

22                                                    Buyer
                                                      Bombardier

         3.2.5    RECURRENT PILOT TRAINING

                  Bombardier shall, upon Buyer's request, provide a proposal for an FAA approved course for type rated pilots, approval for which will be sought by Buyer with Bombardier's assistance, customized in content to meet the recurrent training of Buyer's pilots.

         3.2.6    COURSE TRAINING MATERIAL

                  Bombardier shall provide to Buyer [*
                    ] of the then current training materials used to conduct
                  Bombardier's standard training as detailed herein:

               i)          35 mm slides;
               ii)         Instructional Narrative and/or Instruction Guides;
               iii)        Overhead Projection Transparencies;
               iv)         Motion picture and/or Video tapes; and
               v)          Audio cassettes tapes.
               vi)         Airframe/Engine Maintenance Training Manual; and
               vii)        Avionics/Electrical Maintenance Training Manual.

               Flight Crew Ground Training Materials

               Bombardier shall provide to the Buyer, [*
                       ] the then current manuals used to conduct the Flight
               Crew Ground Training course, as follows:

               i)          Aircraft flight manual vol 1 & 2
               ii)         Flight crew operating manual vol 1& 2
               iii)        Quick reference handbook vol 1 & 2
               iv)         Flight planning and cruise control manual
               v)          Flight crew training manual
               vi)         Flight training control manual
               vii)        Pilot checklist and expanded checklist
               viii)       Study workbook and questions
               ix)         Training handout
               x) All lessons plans including classroom, FTD, FFS and paper copy of CBT lesson plans.
               xi)         All currently used overhead slides.
               xii)        Flight dispatcher lesson plans
               xiii)       Flight attendant operating manual & course material.




A-23


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

3.3               MAINTENANCE TRAINING

         3.3.0    Buyer shall have the option to take the training offered in
                  Article 3.3.1 and 3.3.2 below in any combination such that the total number of mechanics trained per Aircraft does not exceed
                  [*       ].

         3.3.1    AIRFRAME AND POWERPLANT SYSTEMS MAINTENANCE COURSE

                  Subject to Article 3.3.0 of this Annex A, Bombardier shall, at
                  no additional charge, train up to [*    ] of Buyer's qualified
                  personnel per Aircraft. This course shall emphasize detailed systems description, operation, and routine line maintenance practices. The course material shall be principally mechanical with electrical and avionics information for overall systems comprehension. The course duration shall be for a maximum of
                  [*                         ].

                  In the event a portion of the above training takes place by mutual agreement at Buyer's designed facility, Buyer shall be responsible for all travel and living expenses of Bombardier's instructor personnel.

         3.3.2    ELECTRICAL AND AVIONICS SYSTEMS MAINTENANCE COURSE

                  Subject to Article 3.3.0 of this Annex A, Bombardier shall, at no additional charge, train up to six (6) of Buyer's qualified personnel per Aircraft. The course shall emphasis detailed systems description, operation and routine line maintenance practices. The course material shall be principally electrical and avionics but shall include mechanical information for overall systems comprehension. The course duration shall be for a maximum of twenty-five (25) working days.

                  In the event a portion of the above training takes place by mutual agreement at Buyer's designed facility, Buyer shall be responsible for all travel and living expenses of Bombardier's instructor personnel.




A-24


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

24                                                    Buyer
                                                      Bombardier

3.3.3             GROUND HANDLING COURSE

                  Bombardier shall, at no additional charge, provide [*      ]
                  Ground Handling Course to train up to [*       ] of Buyer's
                  qualified personnel. This course shall provide ramp service personnel with training to be able to tow and park Aircraft and perform routine ramp servicing tasks. Such training shall be conducted in class with a practical demonstration on Buyer's Aircraft after acceptance. The course duration shall
                  be a maximum of [*           ] and the practical demonstration
                  shall not exceed [*           ].

3.3.4             GENERAL FAMILIARIZATION COURSE

                  Bombardier shall, at no additional charge, provide [*    ]
                  General Familiarization Course to train up to [*            ].
                  The course shall generally describe the Aircraft, the systems and the maintenance and support requirements. This course is primarily designed for Buyer's facilities planning, parts provisioning and aircraft management personnel. The course
                  duration is for a maximum of [*                             ].

3.3.5             ENGINE RUN-UP COURSE

                  Bombardier shall provide [*      ] Engine Run-up course, at no
                  additional charge, for up to [* ] of Buyer's qualified personnel. This course enables Buyer's personnel to gain proficiency in engine and APU runs, cockpit management procedures, malfunctions and exceedences. A prerequisite for this course is satisfactory completion of the Airframe and Powerplant Systems Maintenance course. The course duration
                  shall be for a maximum of [*                 ].

3.3.6             SPECIALIST COURSES

                  At Buyer's request, Bombardier shall make a proposal for specialist courses which will be derived from Bombardier's standard courses detailed herein.




A-25


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

3.3.7             RECURRENT TRAINING

                  At Buyer's request, Bombardier shall make a proposal for an FAA approved training plan for maintenance recurrent training.

3.3.8             VENDOR TRAINING

                  At Buyer's request, Bombardier shall assist Buyer in obtaining vendor maintenance training at Buyer's cost.

3.3.9             COURSE TRAINING MATERIAL

                  Bombardier shall provide to Buyer [* ] sets of the then current training materials used to conduct Bombardier's standard training as detailed herein:

               i)          35 mm slides;
               ii)         Lesson Guides;
               iii)        Overhead Projection Transparencies;
               iv)         Motion picture and/or Video tapes; and
               v)          Audio cassettes tapes.
               vi)         Airframe/Engine Maintenance Training Manual; and
               vii)        Avionics/Electrical Maintenance Training Manual.

3.4      INSURANCE

         3.4.1 Buyer shall at all times during flight training in Buyer's Aircraft secure and maintain in effect, at its own expense, insurance policies covering the Aircraft including without limitation:

                  a) liability insurance covering public liability, passenger, crew, property and cargo damage in amounts not less than [*
                                    ] for any single occurrence;




A-26


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

26                                                    Buyer
                                                      Bombardier

                  b) all risk aircraft hull insurance for an amount which is not less than its then fair market value.

                  3.4.2 The liability policy shall name Bombardier (and its affiliates) as additional insured. The hull policy shall contain a waiver of subrogation in favour of Bombardier (and its affiliates). All insurance policies shall provide for payments despite any misrepresentations or breach of warranty by any person (other than the assured receiving payments) and shall not be subject to any offset by any other insurance carried by Bombardier except that Buyer shall not be required to provide insurance with respect to the manufacturing, repair and maintenance activities of Bombardier (and of its affiliates) and the related potential liability (product or otherwise) arising therefrom.

3.5      START-UP TEAM

         To assist Buyer in the introduction of the Aircraft into revenue
         service, Bombardier will assemble a [*       ] "start-up team" for a
         period of up to [*               ], for a total of [* ]. The base of
         operation and composition of this [*              ] start-up team shall
         be subject to discussion and could include operational, technical and/or maintenance support personnel as well as instructor pilots.






A-27


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

ARTICLE 4 - TECHNICAL DATA

4.1      TECHNICAL DATA PROVIDED

         Bombardier shall furnish to Buyer the Technical Data described in Attachment A hereto (the "Technical Data"). The Technical Data shall be in the English language and shall provide information on items manufactured according to Bombardier's detailed design and in those units of measures used in the Specification or as may otherwise be required to reflect Aircraft instrumentation as may be mutually agreed.

4.2      SHIPMENT

         All Technical Data provided hereunder shall be delivered to Buyer ready for export with all costs of freight, carriage or insurance to be borne by Buyer Bombardier's designated facilities and at the time indicated in Attachment A.

4.3      PROPRIETARY TECHNICAL DATA

         It is understood and Buyer acknowledges that the Technical Data provided herein is proprietary to Bombardier and all rights to copyright belong to Bombardier and the Technical Data shall be kept confidential by Buyer. Buyer agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or to make installation or alteration thereto allowed by Bombardier.

         Technical Data shall not be disclosed to third parties or used by Buyer or furnished by Buyer for the design or manufacture of any aircraft or Spare Parts including BRAD Parts or items of equipment, except when manufacture or redesign is permitted under the provisions of Annex A
         Article 2.4.2 and 2.4.3 hereof and then only to the extent and for the purposes expressly permitted therein, and provided further the recipient shall provide a non-disclosure undertaking acceptable to Bombardier.




A-28


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

28                                                    Buyer
                                                      Bombardier

                                  ATTACHMENT A
                             LIST OF TECHNICAL DATA
                       COLUMN HEADING EXPLANATION OF CODES

ITEM

1                 DOC  DOCUMENT
                       Title of Technical Data provided.

2                 CONFIG      CONFIGURATION
                       G = Contains data common to all aircraft of the same type (Generic).
                       C =  Contains data unique to Buyer's Aircraft
                            (Customized).

3                 MEDIUM    Buyer selects one of the following media specified
                            in the table:
                            1    =   Print two sides
                            2    =   Microfilm
                            3    =   Print one side
                            4    =   Laminated Cardboard

4                 REVISION  Y    =   Periodic revision service applies
                            N    =   Revision service not applicable
                            S    =   Revised as required by Bombardier

5                 QUANTITY
                  (Number)       =   Quantity per the Agreement
                  (Number) PER   =   Quantity per Aircraft

6                 DELIVERY
                  ATD            =   At time of the Delivery Date of the first
                                     Aircraft.
                  PTD            =   Prior to the Delivery Date of each or the
                                     first Aircraft
                                     (as applicable).




A-29


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

                  7    ATA   Y    =    Document is per ATA Specification 100
                                       Revision 26.
                             N    =    Document is to Bombardier's existing
                                       commercial practices.

Bombardier will provide to Buyer at no additional charge technical manuals as listed below








A-30


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

30                                                    Buyer
                                                      Bombardier

                                 TECHNICAL DATA
                                  REGIONAL JET


---------------------------------------------------------------------------------------------------------------------------
 ITEM                     DOC                                  CONF     MEDIUM    QTY      REV    DEL    ATA     REMARKS
===========================================================================================================================
1.       AIRCRAFT MAINTENANCE MANUAL (AMM)                      G        1,2       7        Y     PTD     Y
===========================================================================================================================
2.       ILLUSTRATED PARTS MANUAL/CATALOG (IPC)                 G        1,2       8        Y     PTD     Y
===========================================================================================================================
3.       STRUCTURAL REPAIR MANUAL (SRM)                         G        1,2       8        Y     PTD     Y
===========================================================================================================================
4.       COMPONENT MAINTENANCE MANUAL (CMM)                     G        1,2       3        Y     PTD     Y
===========================================================================================================================
5.       POWER PLANT BUILD-UP MANUAL                            G        1,2       8        Y     PTD     Y
===========================================================================================================================
6.       WIRING DIAGRAM MANUAL                                  C        1,2       8        Y     PTD     Y
===========================================================================================================================
7.       ILLUSTRATED TOOL & EQUIPMENT MANUAL (ITEM)             G        1,2       6        Y     PTD     Y
===========================================================================================================================
8.       SERVICE BULLETINS                                      G         1        6        S     PTD     Y      SEE NOTE 2
===========================================================================================================================
9.       NON DESTRUCTIVE TEST MANUAL (NDT)                      G         1        6        Y     PTD     Y
===========================================================================================================================
10.      MAINTENANCE PROGRAM DOCUMENT (MPD)                     G         1        4        S     PTD     Y      SEE NOTE 3
===========================================================================================================================
11.      FAA OR DOT AIRPLANE FLIGHT MANUAL (AFM)                C         1        4        S     ATD     N
===========================================================================================================================
12       WEIGHT & BALANCE MANUAL                                G         1        4        Y     ATD     Y
===========================================================================================================================
13       MASTER MINIMUM EQUIPMENT LIST (MMEL)                   G         1        0        S     ASAP    N
===========================================================================================================================
14       QUICK REFERENCE HANDBOOK                               C         1        3        S     ATD     N
===========================================================================================================================
15.      FLIGHT CREW OPERATING MANUAL (FCOM)                    C         1        5        S     ATD     N      SEE NOTE 1
===========================================================================================================================
16.      MAINTENANCE TASK CARDS                                 C         3        2        S     PTD     N
===========================================================================================================================
17.      ACCESS PANELS AND DOORS/COMPONENT LOCATION MANUAL      G         1        9        N     PTD     N
===========================================================================================================================
18.      FLIGHT PLANNING & CRUISE CONTROL MANUAL                G         1        3        S     ASAP    N
===========================================================================================================================
19.      AIRCRAFT CHARACTERISTICS FOR AIRPORT PLANNING          G         1        3        N     ASAP    N      SEE NOTE 4
===========================================================================================================================
20.      ON-BOARD WIRING DIAGRAM BOOK                           C         3        8        N     ATD     N      SEE NOTE 5
===========================================================================================================================
21.      MAINTENANCE FACILITIES & EQUIPMENT PLANNING MANUAL     G         1        2        S     ASAP    N
===========================================================================================================================
22.      SYSTEM SCHEMATIC MANUAL (SSM)                          G        1,2       8        Y     ATD     Y      SEE NOTE 1
===========================================================================================================================
23.      PASSENGER INFORMATION SHEET                            G         3        1        S     ATD     N      SEE NOTE 6
===========================================================================================================================
24.      PILOT CHECKLIST                                        C         4        1        S     ATD     N
===========================================================================================================================
25.      CRASH CREW CHART                                       G         4        4        S     ATD     N
===========================================================================================================================
26.      DISPATCH DEVIATION GUIDE                               G         1        5        S     PTD     N
---------------------------------------------------------------------------------------------------------------------------

NOTE 1: REVISION SERVICE


A. Revision services shall only be available [* ] following the Delivery Date of Buyer's first Aircraft. Subsequent revision service shall be provided free of charge dependent upon incorporation of Bombardier issued Service Bulletins.


A-31


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

B. Revisions to the Technical Data to reflect the Aircraft at Delivery Date shall be provided to Buyer within six (6) months following the Delivery Date of each of the Aircraft, respectively.

C. Provided the revision service is being supplied under the terms of this Agreement or by subsequent purchase order, Bombardier shall incorporate in the applicable documents all applicable Bombardier originated Service Bulletins in a regular revision following formal notification by Buyer that such Service Bulletins shall be accomplished on the Buyer's Aircraft. The manuals shall then contain both original and revised configuration until Buyer advises Bombardier in writing that one configuration is no longer required.

         NOTE 2:  SERVICE BULLETINS
                  Aperture cards of the service drawing(s) will be provided in lieu of drawings when practical.

         NOTE 3:  MAINTENANCE PROGRAM DOCUMENT
                  This manual provides the basis for Buyer's initial maintenance program.

         NOTE 4:  AIRCRAFT CHARACTERISTICS FOR AIRPORT PLANNING
                  This manual contains data on Aircraft ground maneuver and handling.

         NOTE 5:  ON-BOARD WIRING DIAGRAM BOOK
                  This book contains wiring diagrams for interim reference until the Wiring Diagram Manual is revised to reflect the Aircraft at the Delivery Date.

         NOTE 6:  PASSENGER INFORMATION CARDS
                  Bombardier will provide one (1) reproducible master for the preparation of passenger information cards. For an additional cost, subject to negotiation, Bombardier will provide full colour laminated passenger information cards in quantities required.




A-32


Purchase Agreement P.A.-0372
Atlantic Southeast Airlines, Inc.
                                                      Initials

32                                                    Buyer
                                                      Bombardier

                                    ANNEX "B"
                        WARRANTY AND SERVICE LIFE POLICY

ARTICLE 1 - WARRANTY

The following warranty and service life policy is that to which reference is made in Article 3 of this Agreement.

1.1               WARRANTY

         1.1.1 Subject to Annex B Articles 1.9, 1.10, and 2, Bombardier warrants that, at the date of delivery of the Aircraft or BRAD Part, as applicable :

                  a) the Aircraft shall conform to the Specification, except that any matter stated in the Specification as type characteristics, estimates or approximations is excluded from this Warranty;

                  b) the Aircraft shall be free from defects caused by the failure of Bombardier to install a Vendor Part or Powerplant Part in accordance with reasonable instructions of the vendor;

                  c)       the [*                                  ] which shall
                           be governed by Article 2 hereof, shall be free from
                           defects in material or workmanship [*              ];
                           and

                  d)       the [*        ] shall be free from defects in design
                           including [*        ], having regard to the state of
                           the art as of the date of such design.

         1.1.2 The Warranty set forth in Annex B Article 1.1.1 (c) and (d) above shall also be applicable to BRAD Parts purchased as Spare Parts.

         1.1.3 Bombardier further warrants that, at the time of delivery, the Technical Data shall be free from error.




Purchase Agreement P.A.-0372          B-1

Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

1.2      WARRANTY PERIOD

         1.2.1 The Warranty set forth in Annex B Article 1.1 shall remain in effect for any defect covered by the Warranty (a "Defect") becoming apparent during the following periods (individually, the "Warranty Period"):

         a) for failure to conform to the Specification and the installation referred to in Annex B Article 1.1.1 (a) and
                  1.1.1 (b), [*           ] months from the Delivery Date;

         b)       for those Defects in material or workmanship referred to in
                  Annex B Article 1.1.1 (c) and 1.1.2, [*       ] months from
                  the date of delivery of the Aircraft or BRAD Part as applicable;

         c)       for those Defects in design referred to in Annex B Article
                  1.1.1 (d) or 1.1.2, [*         ] months from the date of
                  delivery of the Aircraft or BRAD Parts as applicable; and

         d)       for errors in the Technical Data referred to in Annex B
                  Article 1.1.3, [*        ] months from the date of delivery of
                  the applicable Technical Data.

1.3      REPAIR, REPLACEMENT OR REWORK

         As to each matter covered by this Warranty Bombardier's sole obligation and liability under this Warranty is expressly limited to, at Bombardier's election, correction by the repair, replacement or rework of the defective part or item of Technical Data. The repaired, replaced or reworked part or item of Technical Data which is the subject of the Warranty claim shall then be warranted under the same terms and conditions for the then unexpired portion of the Warranty Period.

         In the case of a Defect relating to non-conformance with the Specification, Bombardier shall correct that Defect in the equipment item or part in which the Defect appears, except that Bombardier will not be obligated to correct any Defect which has no material adverse effect on the maintenance, use, performance [*
                  ] or operation of the Aircraft.




Purchase Agreement P.A.-0372          B-2

Atlantic Southeast Airlines, Inc.
                                                      Initials

2                                                     Buyer
                                                      Bombardier

1.4      CLAIMS INFORMATION

         Bombardier's obligations hereunder are subject to a Warranty claim to be submitted in writing to Bombardier's warranty administrator, which claim shall include but not be limited to the following information:

         a) the identity of the part or item involved, including the part number, serial number, if applicable, nomenclature and the quantity claimed to be defective;

         b) the manufacturer's serial number of the Aircraft from which the part was removed;

         c)       the date the claimed Defect became apparent to Buyer;

         d) the total flight hours (and cycles if applicable) accrued on the part at the time the claimed Defect became apparent to Buyer; and

         e) a description of the claimed Defect and the circumstances pertaining thereto.

1.5      INTENTIONALLY DELETED.

1.6      TIMELY CORRECTIONS

         Bombardier shall, at its expense, make the repair, replacement or rework, following receipt of the defective part or item, with reasonable care and dispatch.

1.7      LABOUR REIMBURSEMENT

         For correction of Defects, Bombardier shall establish a reasonable estimate for the labour hours required for the repair, replacement or rework of the defective item and, if the repair, replacement or rework is performed by Buyer, Bombardier shall reimburse Buyer for Bombardier estimated hours or for Buyer's actual labour hours, whichever is less, for the repair, replacement or rework of the defective item (but excluding any work necessary to otherwise conduct maintenance work on the Aircraft containing such item). For purposes




Purchase Agreement P.A.-0372          B-3

Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier
         hereof, Buyer's labour rate for any labour hours expended shall be [*
                                    ] of Buyer's average direct hourly labour
         rate. For this purpose, Buyer's "average direct hourly labour rate" means the average hourly rate (excluding all fringe benefits, premium time allowances, social charges, business taxes and the like) paid to Buyer's employees whose jobs are directly related to the performance of the repair or modification. Prior to or concurrent with submittal of Buyer's first claim for labour reimbursement hereunder, Buyer shall notify Bombardier of Buyer's then current average direct hourly labour rate, and thereafter Buyer shall promptly notify Bombardier of any significant change in such rate. If requested, Buyer shall furnish to Bombardier such data as may be reasonably required to substantiate such rate. The labour cost to be reimbursed by Bombardier as aforesaid shall account for disassembly, repair, reassembly, final inspection and test specific to the repair of the BRAD Part. Buyer shall retain all defective items for a period of ninety (90) days after the date of completion of repair. At Bombardier's request, such items are to be returned to Bombardier's designated facilities, within fifteen (15) days from receipt of such request, with all costs thereof being borne by Bombardier.

1.8      APPROVAL, AUDIT, TRANSPORTATION AND WAIVER

         All Warranty claims shall be subject to audit and approval by Bombardier. Bombardier will use reasonable efforts to advise in writing the disposition of Buyer's Warranty claim within thirty (30) days following the receipt of the claim and (if requested) return of the defective BRAD Part to Bombardier's designated facility. Bombardier shall notify Buyer of Bombardier's disposition of each claim provided that Buyer shall not be prevented from disputing same.

         Buyer shall pay all costs of transportation of the defective part from Buyer to Bombardier's U.S. distribution centre and Bombardier shall pay all costs of transportation of the repaired, corrected or replacement parts back to Buyer.




Purchase Agreement P.A.-0372          B-4

Atlantic Southeast Airlines, Inc.
                                                      Initials

4                                                     Buyer
                                                      Bombardier

1.9      LIMITATIONS

         1.9.1 Bombardier shall be relieved of and shall have no obligation or liability under this Warranty if:

                  a) the Aircraft was operated with any products or parts not specifically approved by Bombardier, unless such products or parts were not a cause of the Defect, provided that, if requested by Bombardier, Buyer furnishes reasonable evidence to that effect; or

                  b) the Aircraft was not operated or maintained in accordance with the Technical Data listed in Attachment A of Annex A as may be revised and the manufacturer's documentation furnished to Buyer (including Service Bulletins and airworthiness directives) unless such operation or maintenance was not cause of the Defect, provided that, if requested by Bombardier, Buyer furnishes reasonable evidence to that effect; or

                  c) the Aircraft was not operated under normal airline use, unless such operation was not a cause of the Defect, provided that, if requested by Bombardier, Buyer furnishes reasonable evidence to that effect; or

                  d)       Buyer does not

                           1) report the Defect in writing to Bombardier's Warranty administrator within forty-five
                                    (45) calendar days following such Defect becoming actually known to Buyer, and

                           2) retain the BRAD Part claimed to be defective until advised by Bombardier to return such BRAD Part to Bombardier's designated facility in order for Bombardier to finalize its evaluation of the Warranty claim or to otherwise dispose of such BRAD Part; or




Purchase Agreement P.A.-0372          B-5

Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

                  e) if Bombardier rejects any claims submitted by Buyer hereunder, Bombardier shall notify Buyer of such rejection and Buyer shall submit reasonable proof to Bombardier within thirty (30) calendar days thereafter that the rejected claim is covered within this Warranty; or

                  f) Buyer does not allow Bombardier reasonable opportunity (taking into account Buyer's wish to return the Aircraft to service) to be present during the disassembly and inspection of the BRAD Part claimed to be defective.

         1.9.2 The warranties contained in this Annex B do not apply to Buyer Furnished Equipment.

1.10     NORMAL USAGE

         Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a Defect or failure under this Warranty.

1.11     OVERHAUL OF WARRANTY PARTS

         Bombardier's liability for a BRAD Part which has a Defect and is overhauled by Buyer within the Warranty Period shall be limited only to that portion of the labour and material replacement related to the Defect.

1.12     NO FAULT FOUND

         In the event that Buyer submits BRAD Parts for repair, correction or replacement under a warranty claim and such BRAD Parts are determined by Bombardier to be serviceable (such submissions being hereinafter referred to as a "No Fault Claim") Bombardier shall have the right should Buyer's number of No Fault Claims be determined by Bombardier to be excessive taking into account the length of Buyer's experience with maintaining the Aircraft and other operators experience with a given BRAD Part, to charge and recover from Buyer, and Buyer shall pay Bombardier's reasonable costs incurred by Bombardier in connection with Buyer's No Fault Claims. Providing, however, in the event that repetitive in service




Purchase Agreement P.A.-0372          B-6

Atlantic Southeast Airlines, Inc.
                                                      Initials

6                                                     Buyer
                                                      Bombardier
         failure occurs on the particular BRAD Part which is subsequently identified by Bombardier on a repeated basis to be "no fault found", then Bombardier and Buyer shall discuss and mutually agree a course of further action to help identify the problem. In the event the fault is ultimately confirmed to be a legitimate Warranty claim then the above mentioned costs incurred by Bombardier and charged to Buyer shall be
         waived [*                           ].










Purchase Agreement P.A.-0372          B-7

Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

         ARTICLE 2 - VENDOR WARRANTIES

2.1      WARRANTIES FROM VENDORS

         The Warranty provisions of this Annex B do not apply to Vendor Parts or Power Plant Parts. However, Bombardier has made or shall make reasonable efforts to obtain favourable warranties from vendors, with respect to Vendor Parts and Power Plant Parts. Except as specifically provided under this Annex B Article 2, Bombardier shall have no liability or responsibility for any such Vendor Parts and Power Plant Parts and the warranties for those Vendor Parts and Power Plant Parts shall be the responsibility of the vendor and a matter as between Buyer and vendor; provided that if reasonably required in connection with Buyer's enforcement of such warranties Bombardier shall execute a mutually acceptable assignment of such warranty rights.

2.2      VENDOR WARRANTY BACKSTOP

         For those Vendor Parts installed on the Aircraft at the Delivery Date or subsequently purchased through Bombardier, excluding the Power Plant Parts, in the event the parties agree that a vendor is in default in the performance of any material obligation under any applicable warranty obtained by Bombardier from such vendor pursuant to Annex B
         Article 2.1 above, the warranties and all other terms and conditions of Annex B Article 1 shall become applicable as if the Vendor Parts had been a BRAD Part, except that the warranty period shall be the Warranty Period as set forth herein or by the vendor's warranty, whichever is shorter.

2.3      BOMBARDIER'S INTERFACE COMMITMENT

         In the event of a dispute in the application of a Vendor Part warranty, at Buyer's request addressed to Bombardier's warranty administrator, Bombardier shall, without charge, conduct an investigation and analysis of any such dispute resulting from a technical interface problem to determine, if possible, the cause of the interface problem and then recommend feasible corrective action. Buyer shall furnish to Bombardier all data and information in Buyer's possession relevant to the interface problem and shall cooperate with Bombardier in the




Purchase Agreement P.A.-0372          B-8

Atlantic Southeast Airlines, Inc.
                                                      Initials

8                                                     Buyer
                                                      Bombardier
         conduct of its investigation and such tests as may be required. Bombardier, at the conclusion of its investigation, shall advise Buyer in writing of Bombardier's opinion as to the cause of the problem and Bombardier's recommended corrective action.

2.4      BOMBARDIER' ASSISTANCE IN ADMINISTRATION OF VENDOR WARRANTIES

         Buyer will be responsible for submitting warranty claims directly to Vendors; however, if Buyer experiences problems enforcing any Vendor warranty obtained by Bombardier for Buyer, Bombardier will conduct an investigation of such problems and assist Buyer in the resolution of such claims.








Purchase Agreement P.A.-0372          B-9

Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

ARTICLE 3 - SERVICE LIFE POLICY

3.1      APPLICABILITY

         [*

                                             ].

3.2      TERM

         Should such failures occur in any Covered Component within [*
                                    ] following delivery of the Aircraft
         containing such Covered Component, Bombardier shall, as promptly as practicable and at its option;

a)       design and/or furnish a correction for such failed Covered Component;
         or

b) furnish a replacement Covered Component (exclusive of standard parts such as bearings, bushings, nuts, bolts, consumables and similar low value items).

3.3      PRICE

         Any Covered Component which Bombardier is required to furnish under this SLP shall be provided for at a price calculated in accordance with the following formula:

              P   =        [*
                                   ]
Where:
              P   =        [*                ]
              C   =        [*                                  ]
              T   =        [*
                                             ]




Purchase Agreement P.A.-0372          B-10

Atlantic Southeast Airlines, Inc.
                                                      Initials

10                                                    Buyer
                                                      Bombardier

3.4               CONDITIONS AND LIMITATIONS

                  3.4.1 The following general conditions and limitations shall apply to the SLP:

                  a)  [*



                                    ];

                  b) if Bombardier rejects any claim under the SLP submitted by Buyer hereunder, Bombardier shall notify Buyer of such rejection and Buyer must submit reasonable proof to
                      Bombardier within [*                            ] that the
                      rejected claim is covered within this SLP;

                  c) Buyer shall report any failure of a Covered Component in writing to Bombardier's Warranty administrator within two
                      (2) months after such failure becomes actually known to Buyer. [*
                                             ]

                  d) the provisions of Annex B Article 1.9 of the Warranty (except for subparagraphs (d) and (e) thereof) are incorporated by this reference and shall condition Bombardier's obligations under this SLP with respect to any Covered Component;

                  e) Bombardier's obligations under this SLP shall not apply to any Aircraft which has not been correctly modified in accordance with the specifications or instructions contained in the relevant Service Bulletins which are furnished to Buyer prior to receipt by Bombardier from Buyer of any notice of an occurrence which constitutes a failure in a Covered Component subject to [*


                                    ].  The provisions of this subparagraph
                      shall not apply in the




Purchase Agreement P.A.-0372          B-11

Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier
                      event that Buyer furnishes reasonable evidence acceptable to Bombardier that such failure was not caused by Buyer's failure to so modify the Aircraft;

                  f) this SLP shall not apply to a Covered Component where the failure results from an accident, abuse, misuse, degradation, except for normal wear and tear, negligence or wrongful act or omission, unauthorized repair or modification adversely affecting a Covered Component, impact or foreign object damage, to any Covered Component.

3.5      COVERAGE

         This SLP is neither a warranty, performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and manufacturing art. Bombardier's obligation is only to provide correction instructions to correct a Covered Component or furnish replacement at a reduced price as provided in this SLP.

3.6      COVERED COMPONENT

         Only those items or part thereof listed in Attachment A to this Annex B shall be deemed to be a Covered Component, and subject to the provisions of this SLP.

ARTICLE 4 - GENERAL

4.1 It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer under any other part of this Annex B.




Purchase Agreement P.A.-0372          B-12

Atlantic Southeast Airlines, Inc.
                                                      Initials

12                                                    Buyer
                                                      Bombardier

                             ANNEX B - ATTACHMENT A
                               COVERED COMPONENTS

1.       WING

         a.       [*                                           ]

         b.       [*                                           ]

         c.       [*                                           ]

         d.       [*                                           ]

         e.       [*                                           ]

         f.       [*                                           ]

         g.       [*                                           ]

         h.       [*                                           ]

         i.       [*                                           ]

         j.       [*                                           ]


2.       FUSELAGE

         a.       [

                                    ].




Purchase Agreement P.A.-0372          B-13

Atlantic Southeast Airlines, Inc.
                                                      Initials

                                                      Buyer
                                                      Bombardier

         b.       [*

                                                               ]

         c.       [*
                                                      ]

         d.       [*
                                             ]

         e.       [*                                           ]


3.       VERTICAL STABILIZER

         a.       [*    ]

         b.       [*                                           ]

         c.       [*                                           ]

         d.       [*                                           ]

         e.       [*
                           ]

         4.       HORIZONTAL STABILIZER

         a.       [*                                           ]

         b.       [*                                           ]

         c.       [*                                           ]




Purchase Agreement P.A.-0372          B-14

Atlantic Southeast Airlines, Inc.
                                                      Initials

14                                                    Buyer
                                                      Bombardier

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia  30354-1356

U.S.A

Gentlemen,

Re:      Letter Agreement No. 0372-01

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

In consideration of Buyer having entered into the above referenced Agreement, Bombardier agrees to provide Buyer with purchase rights for additional Aircraft under the following general conditions:

1.0      Bombardier hereby offers to Buyer purchase rights for up to sixty
         (60) incremental Aircraft. The incremental Aircraft are hereinafter called the "Incremental Aircraft".

2.0 The Incremental Aircraft will be offered in blocks of five (5) aircraft. The Incremental Aircraft will be offered for acceptance to Buyer at Bombardier's offices or premises in Montreal, Province of Quebec, Canada, for immediate export, and otherwise in accordance with the acceptance and delivery procedures provided for in the Agreement.

         3.0      [*
                           ]:

                                                                      LA 0372-01
                                                                        Initials

                                                         Buyer RVS Bombardier SS

         [*










                                                 ]

4.0      The delivery dates of [*            ] of Incremental Aircraft shall be
         mutually agreed upon by Bombardier and Buyer and are subject to availability of the desired delivery positions prior to Buyer reserving
         said positions. Delivery dates of [*        ] shall be between [*
           ]. Delivery shall be at a rate not to exceed two Incremental
         Aircraft per month.

5.0      Delivery positions for [*           ] of Incremental Aircraft may be
         reserved by Buyer, subject to availability, by giving Bombardier a
         written notice, [*         ] prior to the delivery date of the
         first Incremental Aircraft in the applicable block, of its intention to purchase a block of Incremental Aircraft. Bombardier shall within fifteen (15) days of Buyer's notice, advise Buyer of the availability of the delivery dates for the relevant blocks of Incremental Aircraft. At such time as Bombardier and Buyer agree on the delivery dates of the block of Incremental Aircraft, Buyer shall within ten (10) days of such agreement provide a non-refundable deposit for the Incremental
         Aircraft of [*             ] per Incremental Aircraft in that block
         whereupon Bombardier will reserve the incremental aircraft for Buyer.

6.0      Buyer shall confirm its exercise of its right to purchase a block of
         Incremental Aircraft [*                ] by definite written notice
         to Bombardier [*                ] prior to the delivery date of the
         first Incremental Aircraft in said block. At that time (i) the payment terms contained in Article 5.2 of the Agreement shall apply to that block of Incremental Aircraft provided, that for purposes of
         Article 5.2(a) the payment required thereunder shall be made at the time the Agreement is amended pursuant to Article 7.0 of this Letter Agreement with Buyer receiving credit for the deposits referred to in
         Article 5.0 of this Letter Agreement with respect to such

                                                                      LA 0372-01
                                                                        Initials

                                                         Buyer RVS Bombardier SS

         Incremental Aircraft at such time and (ii) Article 2.0 (including Annex
         A) of Letter Agreement 0372-02 shall be amended to include the Incremental Aircraft.

7.0      The price of the Incremental Aircraft shall be the price stated in
         Article 4.0 of the Agreement, subject to escalation in accordance with the Agreement and provisions of Appendix I of the Agreement. The terms and conditions of the Agreement shall be applicable mutatis mutandis to the purchase of the Incremental Aircraft, except that the following provisions thereof shall not be applicable:

         Annex A, Article 3.2 and Article 3.3 (except as provided in this Letter Agreement )
         LA No. 0372-03
         LA No. 0372-04, Article 3 and Article 5
         LA No. 0372-09
         LA No. 0372-11
         LA No. 0372-12
         LA No. 0372-14
         LA No. 0372-15

         Upon exercise of the option to purchase the Incremental Aircraft, the Agreement shall be amended accordingly.

8.0 The basic configuration on the Aircraft as described in Article 2 and Appendix III of the Agreement maybe changed from time to time, leading to adjustments in the price of the basic Aircraft over the anticipated delivery schedule. In the event of changes to the basic Aircraft configuration, Bombardier and Buyer will discuss and agree as to whether these changes are to be incorporated in the Incremental Aircraft configuration for Buyer, and if so on a mutually acceptable adjustment to the Incremental Aircraft price.

9.0      [*

                   ].

10.0 If Buyer exercises its purchase rights for the Incremental Aircraft, Bombardier shall provide additional airframe, powerplant, avionics and
         electrical training for [*        ] of Buyer's maintenance and avionics
         technicians per Incremental Aircraft purchased.

                                                                      LA 0372-01
                                                                        Initials

                                                         Buyer RVS Bombardier SS

11.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

12.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.


                                                                      LA 0372-01
                                                                        Initials

                                                      Buyer RVS    Bombardier SS

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                            BOMBARDIER INC.



/s/ Michael Bourgeois                      /s/ Pierre Lortie
-------------------------------------      -------------------------------------
Michel Bourgeois                           Pierre Lortie
Vice President, Contracts                  President
Bombardier Regional Aircraft Division      Bombardier Regional Aircraft Division


ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
   ----------------------------------
    Ronald V. Sapp
    Vice President-Finance


                                                                      LA 0372-01
                                                                        Initials

                                                         Buyer RVS Bombardier SS

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia 30354-1356
U.S.A

Gentlemen,

Re:      Letter Agreement No. 0372-02

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0 [*

                                       ].

2.0 As the [*           ] cannot be established at the time of this Agreement,
    for Buyer's information and payment purposes pursuant to Article 5 of the
    Agreement only, the estimated [*                                          ]
    at time of delivery for each Aircraft is outlined in Annex A of this Letter
    Agreement. The [*                 ] is based on presently known indices and
    for the aforesaid payment purposes are not to be adjusted provided however
    that the [*                 ] shall be established in accordance with
    Appendix I to the Agreement.


LA 0372-02
                                                          Initials

                                                          Buyer RVS
                                                          Bombardier SS

3.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

         If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

         Yours truly,

         BOMBARDIER INC.                          BOMBARDIER INC.



         /s/ Michael Bourgeois                    /s/ Pierre Lortie
         ---------------------------------        ------------------------------
         Michel Bourgeois                         Pierre Lortie
         Vice President, Contracts                President
         Bombardier Regional Aircraft             Bombardier Regional Aircraft
         Division                                 Division

         ACCEPTED AND AGREED TO:

         this 17th day of April, 1997

         ATLANTIC SOUTHEAST AIRLINES, INC.



         By: /s/ Ronald V. Sapp
            ------------------------------
             Ronald V. Sapp
             Vice President-Finance



LA 0372-02

                                                           Initials

                                                           Buyer RVS
                                                           Bombardier SS

                                   ANNEX A
                          ESTIMATED PURCHASE PRICE

         [*








                                                                 ]

         NOTE: SUBJECT TO ADJUSTMENT FOR VARIATION IN INDICES.


LA 0372-02

                                                               Initials

                                                               Buyer  RVS
                                                               Bombardier SS

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia  30354-1356
U.S.A.

Gentlemen,

Re: Letter Agreement No. 0372-03

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. represented by its Bombardier Regional Aircraft Division ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0 [*

                                                                              ].

                                                                      LA 0372-03
                                                                        Initials

                                                         Buyer RVS Bombardier SS

         2.0      [*

                                                                             ]

         3.0      [*

                                                                             ].

         4.0      [*

                                                                             ].

         5.0 Except as provided for in article 20.1 of the agreement, the provisions of this letter agreement are personal to buyer and shall not be assigned or otherwise disposed by buyer without the prior written consent of bombardier.


                                                                      LA 0372-03
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                                                         Buyer RVS Bombardier SS

6.0 This Letter Agreement constitutes and integral part of the agreement and is subject to the terms and conditions contained therein. to the extent of any inconsistency or conflict between this letter agreement and the agreement, this letter agreement shall prevail.

7.0 In the event of termination of the Agreement this Letter Agreement shall survive termination until the advance payments have been disposed of in accordance with the Agreement.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours Truly,

Bombardier Inc.                                 Bombardier Inc.



/s/ Michael Bourgeois                           /s/ Pierre Lortie
-------------------------------------           --------------------------------
Michel Bourgeois                                Pierre Lortie
Vice President, Contracts                       President
Bombardier Regional Aircraft                    Bombardier Regional Aircraft
Division                                        Division


ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
-------------------------------------
    Ronald V. Sapp
    Vice President-Finance


                                                                      LA 0372-03
                                                                        Initials

                                                         Buyer RVS Bombardier SS

         [*


















                                                                     ]


                                                                      LA 0372-03
                                                                        Initials

                                                         Buyer RVS Bombardier SS

         [*








                                                         ]



                                                                      LA 0372-03
                                                                        Initials

                                                         Buyer RVS Bombardier SS

         [*





                                                                    ]



                                                                      LA 0372-03
                                                                        Initials

                                                         Buyer RVS Bombardier SS

         [*








                                                                       ]



                                                                      LA 0372-03
                                                                        Initials

                                                         Buyer RVS Bombardier SS

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia  30354-1356
U.S.A

Gentlemen,

Re:      Letter Agreement No. 0372-04

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

In consideration of Buyer having entered into the above referenced Agreement, Bombardier agrees to provide Buyer with the following benefits under the general conditions outlined below:

1.0      Maintenance Planning Support

         1.1      Maintenance System

                  The Maintenance Programs for the Canadair Regional Jet is developed and maintained using the MSG-3 philosophy.

         1.2      Development of Maintenance System

                  The Maintenance System is reviewed and amended regularly by the Maintenance Review Board. The Board meets on a regular basis, nominally twelve (12) months for new designs and eighteen (18) months for a mature aircraft type to continuously improve the program. Buyer will be extended the opportunity to participate in the Maintenance Review Board.


LA 0372-04

                                                            Initials

                                                            Buyer RVS
                                                            Bombardier SS

         1.3   [*

                                    ]

         1.4   Maintenance Cost Control

               The Maintenance Cost Control department within Bombardier monitors the direct maintenance costs of the Canadair Regional jet at both a complete aircraft and component level. The resulting normalized data is compared to target levels and those exceeding expectations are analyzed to determine the required action to bring the cost within target.

2.0      [*                              ]

         2.1   [*

                                                                              ]:

               a)       [*

                                                 ];

               b)       [*
                              ];

               c)       [*                                    ], [* ]

               d)       [*                                         ].

         2.2   [*
                              ]:

               a)       [*
                                   ];


LA 0372-04

                                                              Initials

                                                              Buyer   RVS
                                                              Bombardier SS

                           b)       [*

                                                        ];

                           c)       [*                                        ]

                           d)       [*

                                                                              ]

                  2.3      [*

                                                                     ].

         3.0      [*                            ]

                  3.1      [*

                                                    ].

                  3.2      [*

                                                                      ] .

                  3.3      [*

                                                    ].


LA 0372-04

                                                               Initials

                                                               Buyer   RVS
                                                               Bombardier SS

                  3.4      [*

                                                                    ].

                  3.5      [*

                                       ].

         4.0      [*

                           ].

         5.0      [*                   ]

                  [*



                                                       ]

         6.0 In the event of the termination of the Agreement Articles 3 and 5 of the Letter Agreement shall become automatically null and void except that with respect to Article 3 if it has been already implemented it shall survive termination of the Agreement and shall terminate in accordance with the terms of the consigment agreement governing same. In the event of the termination of the Agreement, all Articles other than 3 and 5 shall stay in effect with respect to all delivered Aircraft under the Agreement.


         7.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.




LA 0372-04

                                                              Initials

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                                                              Bombardier SS

8.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                            BOMBARDIER INC.



/s/ Michael Bourgeois                      /s/ Pierre Lortie
-------------------------------------      -------------------------------------
Michel Bourgeois                           Pierre Lortie
Vice President, Contracts                  President
Bombardier Regional Aircraft Division      Bombardier Regional Aircraft Division



ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
   ----------------------------------
    Ronald V. Sapp
    Vice President-Finance


LA 0372-04

                                                              Initials

                                                              Buyer   RVS
                                                              Bombardier SS

         April 17, 1997

         Mr. George F. Pickett, Chairman
         Atlantic Southeast Airlines, Inc.
         100 Hartsfield Centre Pkwy., Suite 800
         Atlanta, Georgia 30354-1356
         U.S.A

         Gentlemen,

         Re: Letter Agreement No. 0372-05

         Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

         All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

         In consideration of Buyer having entered into the above referenced Agreement, Bombardier agrees to provide Buyer with the following
         [*                  ]:

1.0      Intent

         [*


            ].
2.0      Definition

         [*



            ].


                                                                      LA 0372-05
                                                                        Initials

                                                         Buyer RVS Bombardier SS

3.0      [*                         ]

         3.1      [*

                                                  ]

3.2      [*

                                         ]

3.3      [*

                   ]


                                                                      LA 0372-05
                                                                        Initials

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

4.0      Term [*             ]

         The term of this [*          ] shall commence on [*
                                                    ] and shall expire after [*
                                                               ].

5.0      Formula

         [*












                 ]

6.0      Assumptions

         [*






                    ].



                                                                      LA 0372-05
                                                                        Initials

                                                         Buyer RVS Bombardier SS

7.0      Conditions and Limitations

         7.1      [*

                                                ]:

         a)       [*

                                                ];

         b)       [*

                                                ];

         c)       [*

                                                      ];

         d)       [*

                                            ];

         e)       [*

                                                 ];

         f)       [*

                                            ];



                                                                      LA 0372-05
                                                                        Initials

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

         g)       [*

                            ];

         7.2      Reporting

                  Buyer shall provide to Bombardier not later than [*      ]
                  after the last day of each month all reports submitted to the
                  FAA [*                    ]. Buyer shall also provide a
                  report to Bombardier of the [*
                                           ], and the information on [*

                     ] accomplished during each month. Buyer shall also provide
                  Bombardier such other information and data as Bombardier may
                  reasonably request for the purpose of analyzing [*          ].
                  Bombardier shall respond to the data in a timely manner and shall provide Buyer with [*
                    ].

         7.3      [*__________________________]

                  [*                              ] will be maintained by
                  Bombardier based upon information provided by Buyer's
                  [*                        ] as requested herein.

                  Bombardier shall format the data into Bombardier's format.

8.0      Corrective Action

         8.1      In the event the [*

                                   ], Bombardier and Buyer will jointly review
                  the [*             ] to identify improvement changes required.
                  Bombardier shall also provide, at no charge, if requested by
                  Buyer:

                  a)       [*

                                                          ];



                                                                      LA 0372-05
                                                                        Initials

                                                         Buyer RVS Bombardier SS

                  b)       [*

                                                     ];

                  c)       [*

                                                                 ]; and

                  d) Bombardier shall use its reasonable efforts to require its suppliers to provide corrective action at no charge to Buyer to the extent required when [*
                                                                            ] as

                           a direct result of failure of equipment designed by such suppliers.



                                                                      LA 0372-05
                                                                        Initials

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

         8.2 Bombardier's liability to investigate and provide corrective action under the terms [*
                                               ] pursuant to Article 7.2 hereof;
                  provided, that in the event Buyer shall fail to provide Bombardier with any information required under Article 7.2 hereof, Bombardier shall provide notice of such failure to Buyer and Buyer shall have fifteen (15) days after such notice to provide the requested information to Bombardier hereunder [*
                                                                            ].

         9.0      Implementation of Changes

                           Buyer may, at its option, decline to implement any
                  change proposed by Bombardier under Article 8.0 above. If Buyer so declines, Bombardier [*

                                                           ] based on reasonable
                  substantiation to Buyer and on other operator experience, if any, as if such change has been incorporated. Bombardier shall not make adjustments when Buyer has demonstrated to Bombardier's reasonable satisfaction that such change is not cost effective to Buyer.

        10.0      Duplicate Remedies

                  It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer elsewhere under the Agreement.

        11.0 In the event of termination of the Agreement, subject to the provisions of Article 3.0 above, this Letter Agreement shall survive termination with respect to all delivered Aircraft under the Agreement.

        12.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this Letter Agreement.



                                                                      LA 0372-05
                                                                        Initials

                                                         Buyer RVS Bombardier SS

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                            BOMBARDIER INC.



/s/ Michael Bourgeois                      /s/ Pierre Lortie
-------------------------------------      -------------------------------------
Michel Bourgeois                           Pierre Lortie
Vice President, Contracts                  President
Bombardier Regional Aircraft Division      Bombardier Regional Aircraft Division


ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
   ----------------------------------
   Ronald V. Sapp
   Vice President-Finance


                                                                      LA 0372-05
                                                                        Initials

                                                         Buyer RVS Bombardier SS

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia  30354-1356
U.S.A

Gentlemen,

Re:      Letter Agreement No. 0372-06

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

In consideration of Buyer having entered into the above referenced Agreement,
Bombardier agrees to provide Buyer with the following [*                   ]:

1.0             Intent

        1.1     [*

                                     ].

        1.2     [*

                               ].



                                                                      LA 0372-06
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

             2.0           [*                             ]

                  2.1      [*

                                                                   ]:

                           2.1.1 The term of this Letter Agreement shall commence on the first day of the month following delivery of the [*
                                                      ]; and

                           2.1.2    [*
                                                ]

                                    a)        [*

                                                           ]

                                    b)        [*

                                                                           ]

                                    c)      [*

                                                                     ]



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

                                    d)      [*

                                                                 ]

                                    e)      [*

                                                     ]

         3.0      [*                    ]

                  3.1      [*__________________________]

                           [*




                                                       ]

                  3.2      [*__________________________    ]

                           [*


                                                       ]


                  3.3      [*__________________________]

                           [*




                                                       ].



                                                                      LA 0372-06
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

                  3.4      [*________________________________]

                           [*





                                                                   ]


                  4.0      [*              ]

                  4.1      [*

                                             ].

                  4.2      [*

                                                                          ]



                                                                      LA 0372-06
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

                  4.3      [*

                                                                   ]

         5.0      [*                     ]

                  5.1      [*

                                                              ]

                  5.2      [*

                                                                 ].

                  5.3      [*

                                                                           ].


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

6.0      Audit

         Upon ten (10) business days prior written notification by Bombardier to Buyer and at Bombardier's expense, Bombardier shall have the right during normal business hours to audit all charges reported under this Letter Agreement, [*
                                              ], where normally and [*
                 ]. Such audit shall not interfere with the conduct of business by Buyer nor shall Buyer be required to undertake or incur additional liability or obligations with respect to the audit. Bombardier shall take reasonable efforts to keep confidential the financial information and practices and procedural information obtained from Buyer.

7.0      Reporting

         7.1      Bombardier shall provide a quarterly report to Buyer [*
                             ] based on data submitted by Buyer and approved
                  by Bombardier. Failure of Buyer to provide the required data, in spite of Bombardier's notice and within thirty (30)
                  days thereof, shall [*                                     ]
                  provided, that Bombardier shall notify Buyer of any such failure and Buyer shall have thirty (30) days after its receipt of such notice to cure such failure [*
                                                   ].

         7.2      [*             ] was based upon the assumption outline in the
                  Appendix to this Letter Agreement. Any deviation from the assumptions outlined in the Appendix shall cause a
                  modification in the [*          ] to be performed by
                  Bombardier with the consent of Buyer such consent not to be unreasonably withheld.

         8.0 Subject to 9.0 hereof, upon termination of the Agreement, this Letter Agreement shall survive termination with respect to all delivered Aircraft under the Agreement.

         9.0 In the event there is a change to the delivery schedule as originally contemplated in Appendix II or if [*

                                               ].

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

10.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

11.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this Letter Agreement.

         If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                            BOMBARDIER INC.



/s/ Michael Bourgeois                      /s/ Pierre Lortie
-------------------------------------      -------------------------------------
Michel Bourgeois                           Pierre Lortie
Vice President, Contracts                  President
Bombardier Regional Aircraft Division      Bombardier Regional Aircraft Division


ACCEPTED AND AGREED TO:

this 17th day of April, 1997


ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
   ----------------------------------
    Ronald V. Sapp
    Vice President-Finance


                                                                      LA 0372-06
                                                                        Initials

                                                         Buyer RVS Bombardier SS

                                   APPENDIX A

                  [*
















                                                                               ]




                                                                      LA 0372-06
                                                                        Initials

                                                         Buyer RVS Bombardier SS

         [*














                                                                               ]


                                                                      LA 0372-06
                                                                        Initials

                                                         Buyer RVS Bombardier SS

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia
U.S.A., 30354-1356

Gentlemen,

Re:      Letter Agreement No. 0372-07

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between
         Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0      Aircraft Configuration

         [*



LA 0372-07

                                                              Initials

                                                              Buyer RVS
                                                              Bombardier SS

                                                    ].

2.0      [*____________________________]

         2.1      [*____________________________]

                  [*
                                                          ].

         2.2      [*_____________________________]

                  [*
                                                             ].

         2.3      [*_______________________]

                  [*

                                                                 ].

         2.4      [*________________________]

                  [*


                                                                        ].

         2.5      [*_________________________]

                  [*


                                                                            ].

         The mission is flown at ISA conditions throughout.


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                                                              Initials

                                                              Buyer RVS
                                                              Bombardier SS

                           [*

















                                                                           ].



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                                                             Initials

                                                             Buyer RVS
                                                             Bombardier SS

                                    [*
                                                       ]
                  3.0      [*___________________]

                           3.1      [*_______________]

                                    [


                                                    ].

                           3.2      [*_____________]

                                    [*

                                                                      ].

                           3.3      [*                                ]

                                    [*

                                                                      ].

         4.0               [*______________________]

                           4.1      [*

                                                                      ].

                           4.2      [*

                                                          ].
                  .




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                                                            Bombardier SS

                           4.3      [*

                                                                   ].

                           4.4      [*

                                                                       ].


                           4.5      [*

                                                                          ].


                           4.6      [*

                                                            ].
                  .

                           4.7      [*                                        ].

                  5.0      [*_________________________________]

                  5.1      [*

                                                            ].

                  5.2      [*

                                                               ].

                  5.3      [*

                                                            ].


LA 0372-07

                                                               Initials

                                                               Buyer RVS
                                                               Bombardier SS

6.0      Remedies

         6.1      In the event of a [*                    ] contained in this
                  Letter Agreement, Bombardier shall endeavor and shall use its reasonable efforts to develop corrective measures. Such measures shall be developed within a period of [*
                               ] from the delivery of the first Aircraft under
                  the Agreement (or such other longer period as is required in view of the corrective measures involved).

7.0 In the event of the termination of the Agreement, this Letter Agreement shall survive termination with respect to all delivered Aircraft under the Agreement.

8.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

9.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail. Without limiting the foregoing the parties agree that Article 19 of the Agreement is fully applicable to this Letter Agreement.

         If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                                   BOMBARDIER INC.



/s/ Michael Bourgeois                             /s/ Pierre Lortie
----------------------------                      ------------------------------
Michel Bourgeois                                  Pierre Lortie
Vice President, Contracts                         President
Bombardier Regional Aircraft                      Bombardier Regional Aircraft
Division                                          Division


ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
    -----------------------------
    Ronald V. Sapp
    Vice President-Finance


LA 0372-07

                                                              Initials

                                                              Buyer RVS
                                                              Bombardier SS

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia  30354-1356
U.S.A.

Gentlemen,

Re:           Letter Agreement No. 0372-08

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and int he Agreement and not defined herein shall have the same meangs as in the Agreement.

1.0      In consideration of Buyer having entered into the above referenced
         Agreement,

                                       ].

2.0 In the event of the termination of the Agreement, this Letter Agreement shall survive termination with respect to all delivered Aircraft under the Agreement.


LA 0372-08

                                                             Initials

                                                             Buyer RVS
                                                             Bombardier SS

3.0 Except as provided for in Article 20.1 and 20.5 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.


If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                                  BOMBARDIER INC.




/s/ Michael Bourgeois                            /s/ Pierre Lortie
---------------------------------                -------------------------------
Michel Bourgeois                                 Pierre Lortie
Vice President, Contracts                        President
Bombardier Regional Aircraft                     Bombardier Regional Aircraft
Division                                         Division

ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
---------------------------------
   Ronald V. Sapp
   Vice President-Finance



LA 0372-08

                                                           Initials

                                                           Buyer RVS
                                                           Bombardier SS

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia  30354-1356
U.S.A.

Gentlemen,

Re:           Letter Agreement No. 0372-09

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0      [*

                                                                              ].

2.0 In the event of the termination of the Agreement, this Letter Agreement shall survive termination with respect to all delivered Aircraft under the Agreement. In the event of termination of the Agreement, Buyer will be responsible to reimburse Bombardier for any credits used but not yet earned.


LA 0372-09

                                                              Initials

                                                              Buyer   RVS
                                                              Bombardier   SS

3.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                                  BOMBARDIER INC.



/s/ Michael Bourgeois                            /s/ Pierre Lortie
---------------------------------                -------------------------------
Michel Bourgeois                                 Pierre Lortie
Vice President, Contracts                        President

Bombardier Regional Aircraft                     Bombardier Regional Aircraft
Division                                         Division

ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
   ------------------------------
   Ronald V. Sapp
   Vice President-Finance


LA 0372-09

                                                              Initials

                                                              Buyer RVS
                                                              Bombardier SS

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia 30354-1356
U.S.A.

Gentlemen,

Re: Letter Agreement No. 0372-10

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0 In consideration of Buyer having entered into the above referenced Agreement, Bombardier and Buyer agree,
         [*                                                                    ]
         respect to the Aircraft and subject to the exceptions provided in subclauses (x) and (y) below, that [*



                                           ].

                                                                      LA 0372-10

                                                                        Initials

                                                         BUYER RVS BOMBARDIER SS

         2.0      [*

                                            ].

         3.0      In addition, the parties agree to provide one another with notice as to the imposition or suspected imposition [*
                      ] or the payment by either party [*          ].
                  Bombardier will have the right to defend or challenge any
                  actual [*                          ], provide such actions
                  are not prejudicial as to Buyer's rights.

         4.0      [*


                                ].

         5.0 In the event of the termination of the Agreement, this Letter Agreement shall survive termination with respect to all delivered Aircraft under the Agreement.

         6.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.


                                                                      LA 0372-10
                                                                        Initials

                                                         BUYER RVS BOMBARDIER SS

7.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                                  BOMBARDIER INC.



/s/ Michael Bourgeois                            /s/ Pierre Lortie
---------------------------------                -------------------------------
Michel Bourgeois                                 Pierre Lortie
Vice President, Contracts                        President
Bombardier Regional Aircraft                     Bombardier Regional Aircraft
Division                                         Division

ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
   ------------------------------
   Ronald V. Sapp
   Vice President-Finance



                                                                      LA 0372-10
                                                                        Initials

                                                         BUYER RVS BOMBARDIER SS

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia 30354-1356
U.S.A.

Gentlemen,

Re: Letter Agreement No. 0372-11

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

In consideration of Buyer having entered into the above referenced Agreement Bombardier agrees to provide Buyer with purchase rights for, but no obligations to purchase, the CRJ-700 Aircraft under the following general conditions:

1.0 Bombardier hereby offers to Buyer purchase rights upon terms and conditions to be agreed upon and in accordance with the provisions of this Letter Agreement for up to [* ] CRJ-700 Aircraft. It is understood that as far as applicable to a development program and to the provisions of this Letter Agreement, the purchase agreement for the CRJ-700 Incremental Aircraft shall be substantially based upon the terms and conditions of this Agreement. The CRJ-700 Aircraft shall hereinafter called the "CRJ-700 Incremental Aircraft".

2.0      The CRJ-700 Incremental Aircraft will be offered in blocks of five
         (5) aircraft. The CRJ-700 Incremental Aircraft will be offered for acceptance to Buyer at Bombardier's offices or premises in Montreal, Province of Quebec, Canada, for immediate export and otherwise in accordance with the acceptance and delivery provisions of the Agreement.


                                                                      LA 0372-11
                                                                        Initials

                                                         BUYER RVS BOMBARDIER SS

3.0 The delivery dates of the CRJ-700 Incremental Aircraft shall be mutually agreed upon by Bombardier and Buyer and are subject to the availability of the desired delivery positions and to the prior sale, commitment or other disposition of the desired delivery position prior to Buyer reserving said positions. [*
                                                                              ].


4.0 Delivery positions for the CRJ-700 Incremental Aircraft may be reserved by Buyer, subject to availability, by giving Bombardier a
         written notice, [*        ] prior to the delivery date of the first
         CRJ-700 Incremental Aircraft in the applicable block, of its intention to purchase a block of CRJ-700 Incremental Aircraft. Bombardier shall within fifteen (15) days of Buyer's notice, advise Buyer of the availability of the delivery dates for the relevant block of Incremental Aircraft. At such time as Bombardier and Buyer agreed on the delivery dates of the block of CRJ-700 Incremental Aircraft, Buyer shall within ten (10) days of such agreement provide a non-refundable deposit for the CRJ-700 Incremental Aircraft
         [*               ] per CRJ-700 Incremental Aircraft in that block
         whereupon Bombardier will reserve the CRJ-700 Incremental Aircraft for Buyer.


5.0      Aircraft Price

         5.1      Base Price

         5.1.1 The base price for each of CRJ-700 Incremental Aircraft (excluding any available optional features)
                  [*
                                            ] dollars.

         5.1.2 The base price of the selected optional features listed in Annex A are [*
                                                                     ] dollars.

         5.1.3 The CRJ-700 Incremental Aircraft base price shall be the base price as stated in Article 5.1.1 plus the base price of the selected optional features as stated in Article 5.1.2 ("Base Price").

         5.2      CRJ-700 Incremental Aircraft Purchase Price

                  The price of the CRJ-700 Incremental Aircraft (the "CRJ-700 Incremental Aircraft Purchase Price") shall be the CRJ-700 Incremental Aircraft Base Price stated in Article 5.1 adjusted to the date of delivery to reflect economic fluctuations
                  during the period from [*      ] to the respective delivery
                  date of the CRJ-700 Incremental Aircraft. Such adjustments shall be based on a formula that will be provided on or before July 21, 1997 (the "CRJ-700 Economic Adjustment Formula").


                                                                      LA 0372-11
                                                                        Initials

                                                         BUYER RVS BOMBARDIER SS

         6.0      [*              ]

                  6.1    [

                                                            ].

                  6.2    [*

                                                 ]


         7.0    In any event if Buyer has not exercised Buyer's rights
                to purchase [*  ] CRJ-700 by [*    ] then this Letter
                Agreement shall become automatically null and void.

         8.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

         9.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter
                Agreement and the Agreement, this Letter Agreement shall prevail.


                                                                      LA 0372-11
                                                                        Initials

                                                         BUYER RVS BOMBARDIER SS

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                                   BOMBARDIER INC.



/s/ Michael Bourgeois                             /s/ Pierre Lortie
---------------------------------                 ------------------------------
Michel Bourgeois                                  Pierre Lortie
Vice President, Contracts                         President
Bombardier Regional Aircraft                      Bombardier Regional Aircraft
Division                                          Division

ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
   ------------------------------
    Ronald V. Sapp
    Vice President-Finance


                                                                      LA 0372-11
                                                                        Initials

                                                         BUYER RVS BOMBARDIER SS

                                     ANNEX A

                           SELECTED OPTIONAL FEATURES

                                                                                        Price
                                            CRJ-700
 CR No.                                  Description

00-201           Intermediate Design Weights (74,950 lbs MTOW) - ER                       [*
00-203           FAA Certification
00-009           Centre Wing Fuel Tank
00-012           Additional Flap Setting
21-209           Ground Air Conditioning Connection
23-212           Third VHF - provisions only
23-223           Collins ACARS
24-003           Alternate Power for Maintenance, Cargo and Boarding Lights
25-100           Class C Baggage Compartment with temperature control
TBD 007          G1 Basic Galley (Shell)
TBD 090          Reclining Seats
27-005           Reduced V2 VREF Speed
30-001           Red Anti-ice Warning Light (FAA)
33-202/4         Logo and Cargo Lights
33-203           Red Strobe Lights
34-213           Dual Collins FMS - Provisions only
34-226           GPWS Audio Call-Out
34-227           Altimeter Reset Auto Flash
34-231           Single Collins FMS 4200
TBD 084          Single GPS
35-204           EROS Mask - Provisions Only

                                                                          TOTAL FEATURES           ]


All prices listed above are expressed [*      ] US dollars, and are subject to
economic adjustment to the date of CRJ-700 Incremental Aircraft delivery.
[*                         ]

                                                                      LA 0372-11
                                                                        Initials

                                                         BUYER RVS BOMBARDIER SS

     April , 1997

     Mr. George F. Pickett, Chairman
     Atlantic Southeast Airlines, Inc.
     100 Hartsfield Centre Pkwy., Suite 800
     Atlanta, Georgia 30354-1356
     U.S.A

     Gentlemen,

     Re: Letter Agreement No. 0372-12

     Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

     This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

     All terms used herein which are defined in the Agreement and not defined herein shall have the same meanings as in the Agreement.

     This Letter Agreement provides for the terms and conditions on which
     Bombardier shall provide [*      ] with respect to the Aircraft.

1.   [*

                                      ].


                                                               LA 0372-12
                                                                        Initials

                                                         Buyer RVS Bombardier SS

                  (b)      [*

                                                                     ]:

                           (i)      [*

                                                                          ].

                           (ii)     [*

                                                                     ].

         2.       [*

                                                  ].

                  (b)      [*

                                             ].

                  (c)      [*

                                               ].



                                                               LA 0372-12
                                                                        Initials

                                                         Buyer RVS Bombardier SS

         3.       [*

                                       ]:

                  (a)      [*

                                                   ].

                  (b)      [*

                                              ].

                  (c)      [*

                                         ].

                  (d)      [*

                                         ].

                  (e)      [*

                                          ].

                  (f)      [*

                                                    ].

         4.       [*

                                     ].



                                                               LA 0372-12
                                                                        Initials

                                                         Buyer RVS Bombardier SS

                  [*








                                                               ]

         5.       [*

                                    ].

         6.       [*

                                           ].

         7.       [*

                                    ].

         8. Confidentiality. The Buyer and Bombardier shall keep this letter Agreement (including all exhibits hereto) confidential and shall not disclose, or cause to be disclosed, the same to any Person except as permitted by
                  Article 23 of the Agreement, provided however that the terms of Exhibit E hereto shall be subject to the provisions of section 10 of said Exhibit E.


                                                              LA 0372-12
                                                                        Initials

                                                         Buyer RVS Bombardier SS

9.0 Legal Opinion. Unless waived by Buyer, contemporaneously with Bombardier's execution and delivery of any document attached hereto as Exhibit "A", "D" or "E" [*
                    ], Bombardier shall supply a legal opinion opining on due
         authorization, execution and delivery of [*          ] so executed and
         delivered and that [*             ] are legal, valid and binding
         obligations of Bombardier, in accordance with their respective terms. The legal opinion shall be in a form to be mutually satisfactory and agreed upon by the parties within ten (10) days after the execution and delivery of the Agreement and may be provided in whole or in part by, or in reliance on an opinion issued by a duly admitted lawyer employed by the legal department of Bombardier.

In the event of termination of the Agreement, this Letter Agreement shall survive termination with respect to all delivered Aircraft under the Agreement.

Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                                   BOMBARDIER INC.



/s/ Michael Bourgeois                             /s/ Pierre Lortie
---------------------------------                 ------------------------------
Michel Bourgeois                                  Pierre Lortie
Vice President, Contracts                         President
Bombardier Regional Aircraft                      Bombardier Regional Aircraft
Division                                          Division

ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
   ------------------------------
    Ronald V. Sapp
    Vice President-Finance


                                                              LA 0372-12
                                                                        Initials

                                                         Buyer RVS Bombardier SS

         April 17, 1997

         Mr. George F. Pickett, Chairman
         Atlantic Southeast Airlines, Inc.
         100 Hartsfield Centre Pkwy., Suite 800
         Atlanta, Georgia 30354-1356
         U.S.A

         Gentlemen,

         Re: Letter Agreement No. 0372-13

         Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

         This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

         All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0      Buyer acknowledges that the [*
                        ].  For those Aircraft on which the [*         ] was not
         installed at time of delivery to Buyer, Bombardier will, at no additional cost to Buyer (i) create a service bulletin to effect the retrofit installation of same and (ii) supply the requisite retrofit kits free of charge in a manner similar to that provided for in Annex B (Warranty) to the Agreement. Bombardier agrees to reimburse Buyer's reasonable labour costs directly associated with the retrofit installation of the kits. Buyer shall provide proof of its costs in a form as requested by Bombardier (including invoices if the retrofit is sub-contracted).

2.0 Bombardier has identified a change in the design of the Aircraft to introduce [*

                                        ].  For those Aircraft on which the
         [*                            ] was not installed at time of
         delivery to Buyer, Bombardier will, at no additional cost to Buyer (i) create a service bulletin to effect the retrofit installation of same and (ii) supply the requisite retrofit kits free of charge in a manner similar to that provided for in Annex B (Warranty) to the Agreement. Bombardier agrees to reimburse Buyer's reasonable labour costs directly associated with the retrofit installation of the kits. Buyer shall provide proof of its costs in a form as requested by Bombardier (including invoices if the retrofit is sub-contracted).

3.0 In the event of the termination of the Agreement, this Letter Agreement shall survive with respect to all delivered Aircraft under the Agreement.

                                                                      LA 0372-13
                                                                        Initials

                                                         Buyer RVS Bombardier SS

4.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail. Without limiting the foregoing, the parties agree that Article 19 of the Agreement is fully applicable to this Letter Agreement.

         If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

         Yours truly,

         BOMBARDIER INC.                        BOMBARDIER INC.



         /s/ Michael Bourgeois                  /s/ Pierre Lortie
         ---------------------------------      --------------------------------
         Michel Bourgeois                       Pierre Lortie
         Vice President, Contracts              President
         Bombardier Regional Aircraft           Bombardier Regional Aircraft
         Division                               Division

         ACCEPTED AND AGREED TO:

         this 17th day of April, 1997

         ATLANTIC SOUTHEAST AIRLINES, INC.



         By: /s/ Ronald V. Sapp
            ------------------------------
            Ronald V. Sapp
            Vice President-Finance


                                                                      LA 0372-13
                                                                        Initials

                                                         Buyer RVS Bombardier SS

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia  30354-1356
U.S.A.

Gentlemen,

Re:      Letter Agreement No. 0372-14

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0      [*




                         ].




                                                                      LA 0372-14

                                                                        Initials
                                                         Buyer RVS Bombardier SS

         [*









                          ].

2.0      [*

                    ].

         [*






                                      ].

         [*




                                ].



                                                                      LA 0372-14
                                                                        Initials

                                                         Buyer RVS Bombardier SS

3.0      [*

                              ].

4.0      [*

                              ].

5.0 In the event of the termination of the Agreement pursuant to the provisions of this Letter Agreement the rights and remedies provided for under this Letter Agreement shall constitute the sole obligation and liability of Bombardier and the sole and exclusive remedy of Buyer.

6.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

7.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.



                                                                      LA 0372-14
                                                                        Initials

                                                         Buyer RVS Bombardier SS

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                                    BOMBARDIER INC.



/s/ Michael Bourgeois                              /s/ Pierre Lortie
---------------------------------                  -----------------------------
Michel Bourgeois                                   Pierre Lortie
Vice President, Contracts                          President
Bombardier Regional Aircraft                       Bombardier Regional Aircraft
Division                                           Division

ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
   ------------------------------
    Ronald V. Sapp
    Vice President-Finance



                                                                      LA 0372-14
                                                                        Initials

                                                         Buyer RVS Bombardier SS

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia  30354-1356
U.S.A

Gentlemen,

Re:      Letter Agreement No. 0372-15

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0      As used in this Letter Agreement [*     ] shall mean [*     ]. In
         consideration of Buyer having entered into the Agreement, subject to the exclusions contained in paragraph 2 below, Bombardier hereby
         agrees to, during the applicable term of the [*                 ]
         for all costs incurred [*          ] in relation to [*          ] to
         the extent such costs [*          ] of each such respective
         [*         ] had been the [*             ], up to a [*
                                                    ].

2.0 Notwithstanding the foregoing, this Letter Agreement shall not apply to [*

                                                     ].


3.0      [*       ] shall [*     ] for such [*
                               ], following submission of a detailed [*       ].
         Such reimbursement shall be [*
                                          ].


LA 0372-15

                                                               Initials

                                                               Buyer RVS
                                                               Bombardier SS

4.0      Bombardier hereby warrants and represents that [*

                               ].

5.0 In the event of the termination of the Agreement, this Letter Agreement shall survive termination with respect to all delivered Aircraft under the Agreement.

6.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

7.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail. Notwithstanding the foregoing the parties agree that this Letter Agreement is subject to Article 19.12 of the Agreement.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                                    BOMBARDIER INC.



/s/ Michael Bourgeois                              /s/ Pierre Lortie
---------------------------------                  -----------------------------
Michel Bourgeois                                   Pierre Lortie
Vice President, Contracts                          President
Bombardier Regional Aircraft                       Bombardier Regional Aircraft
Division                                           Division

ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
   ------------------------------
    Ronald V. Sapp
    Vice President-Finance


LA 0372-15

                                                           Initials

                                                           Buyer RVS
                                                           Bombardier SS

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia  30354-1356
U.S.A.

Gentlemen,

Re:      Letter Agreement No. 0372-16

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0      [*

                              ].

2.0      [*

                              ].

3.0      [*

                                                   ].

LA 0372-16

                                                         Initials

                                                         Buyer RVS
                                                         Bombardier SS

         4.0        [*

                                ].

         5.0        [*

                                                                           ].

         6.0        [*

                                                                           ].

         7.0        [*

                                                                           ].



LA 0372-16

                                                              Initials

                                                              Buyer RVS
                                                              Bombardier SS

8.0      [*

                  ].

9.0 In the event of the termination of the Agreement, this Letter Agreement shall survive with respect to all delivered Aircraft under the Agreement.

10.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

11.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,



BOMBARDIER INC.                                    BOMBARDIER INC.



/s/ Michael Bourgeois                              /s/ Pierre Lortie
---------------------------------                  -----------------------------
Michel Bourgeois                                   Pierre Lortie
Vice President, Contracts                          President
Bombardier Regional Aircraft                       Bombardier Regional Aircraft
Division                                           Division


ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
   ------------------------------
    Ronald V. Sapp
    Vice President-Finance


LA 0372-16

                                                             Initials

                                                             Buyer RVS
                                                             Bombardier SS

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia
U.S.A., 30354-1356

Gentlemen,

Re:      Letter Agreement No. 0372-17

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0 In consideration of Buyer having entered into the above referenced Agreement, Bombardier hereby confirms, that for [*
                                                       ] applicable during the
         equivalent period as calculated using the formula detailed in Schedule 1 hereto.

2.0      In the event that during the period referred to in Article 1.0 above,
         [*                        ], then [*                     ] an amount
         equal to the total amount [*                    ] shall be determined
         [*         ] on a regular basis and such credit shall [*            ].

3.0 In reference to Article 2 above, Bombardier and Buyer shall mutually agree on the time frame of reconciliation.


LA 0372-17

                                                       Initials

                                                       Buyer ______
                                                       Bombardier ______

4.0        [*

                                                        ].

5.0 In the event of the termination of the Agreement, this Letter Agreement shall survive termination in the event that Buyer has on the termination date purchased and taken delivery of a minimum of twenty (20) Aircraft.

6.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

7.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                                  BOMBARDIER INC.



/s/ Michael Bourgeois                            /s/ Pierre Lortie
--------------------------------                 -------------------------------
Michel Bourgeois                                 Pierre Lortie
Vice President, Contracts                        President
Bombardier Regional Aircraft                     Bombardier Regional Aircraft
Division                                         Division

ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
   ------------------------------
    Ronald V. Sapp
    Vice President-Finance


LA 0372-17

                                                          Initials

                                                          Buyer   ______
                                                          Bombardier ______

                                   SCHEDULE 1


                            [*









                                                        ]




LA 0372-17

                                                           Initials

                                                           Buyer   ______
                                                           Bombardier ______

[*








                                                      ].



LA 0372-17

                                                           Initials

                                                           Buyer   ______
                                                           Bombardier ______

April 17, 1997

Mr. George F. Pickett, Chairman
Atlantic Southeast Airlines, Inc.
100 Hartsfield Centre Pkwy., Suite 800
Atlanta, Georgia
U.S.A., 30354-1356

Gentlemen,

Re:   Letter Agreement No. 0372-18

Reference is made to Purchase Agreement No. P.A.-0372 (the "Agreement") between Bombardier Inc. ("Bombardier") and Atlantic Southeast Airlines, Inc. ("Buyer") for the sale of thirty (30) Canadair Regional Jet aircraft.

This letter, when accepted and agreed to by Buyer contemporaneously with execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms herein and in the Agreement and not defined herein shall have the same meanings as in the Agreement.

1.0   [*



                     ].



                                                                      LA 0372-18
                                                                        Initials

                                                   Buyer ______Bombardier ______

2.0   [*



                                                       ].

3.0   [*



                                ].


4.0   For purposes of this Letter Agreement, [* ] shall apply to those amounts
      referred to under [*        ] of this Letter Agreement.

5.0 In the event of termination of the Agreement, this Letter Agreement shall survive such termination until the Advance has been disposed of or applied as contemplated herein.

6.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

7.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter Agreement and the Agreement, this Letter Agreement shall prevail.



                                                                      LA 0372-18
                                                                        Initials

                                                   Buyer ______Bombardier ______

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours truly,

BOMBARDIER INC.                                    BOMBARDIER INC.



/s/ Michael Bourgeois                              /s/ Pierre Lortie
---------------------------------                  -----------------------------
Michael Bourgeois                                  Pierre Lortie
Vice President, Contracts                          President
Bombardier Regional Aircraft                       Bombardier Regional Aircraft
Division                                           Division

ACCEPTED AND AGREED TO:

this 17th day of April, 1997

ATLANTIC SOUTHEAST AIRLINES, INC.



By: /s/ Ronald V. Sapp
   ------------------------------
    Ronald V. Sapp
    Vice President-Finance



                                                                      LA 0372-18
                                                                        Initials

                                                   Buyer ______Bombardier ______